UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-12

                                SANTANDER BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

          ----------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

[LOGO] Santander BanCorp

207 Ponce de Leon Avenue
San Juan, Puerto Rico 00918

                                                                  March 24, 2005

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2005 Annual Meeting of Stockholders of Santander BanCorp. The meeting will be held on April 28, 2005 at 10:00 a.m. at the Bankers Club, 209 Munoz Rivera Avenue, San Juan, Puerto Rico. The formal notice and proxy statement for this meeting are attached to this letter.

It is important that you sign, date and return your proxy as soon as possible, even if you currently plan to attend the Annual Meeting. You may still attend the Annual Meeting and vote in person, if you desire, but returning your proxy card will assure that your vote is counted if you are unable to attend. Your vote, regardless of the number of shares you own, is important.

I thank you for your cooperation.

Sincerely,


/s/ Jose R. Gonzalez

Jose R. Gonzalez
President & Chief Executive Officer

                                SANTANDER BANCORP
                            207 Ponce de Leon Avenue
                           San Juan, Puerto Rico 00918

                          -----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held on Thursday, April 28, 2005

                          -----------------------------

To the Stockholders:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Santander BanCorp (the "Meeting") for the year 2005 will be held at 10:00 a.m. on Thursday, April 28, 2005, at the Bankers Club located at 209 Munoz Rivera Avenue, San Juan, Puerto Rico, to consider and act upon the following matters:

            (1)   To elect three (3) directors for a three-year term;

            (2)   To approve the Corporation's 2005 Employee Stock Option Plan;

            (3) To ratify the appointment of Deloitte & Touche LLP as the Corporation's independent registered public accounting firm for the year ending December 31, 2005;

            (4) To transact any and all other business as may be properly brought before the Meeting or any adjournments thereof. Management at present knows of no other business to be brought before the Meeting.

      Stockholders of record at the close of business on March 18, 2005 are entitled to notice of and vote at the Meeting.

                                             By Order of the Board of Directors,


                                             /s/ Enrique R. Ubarri Baragano

                                             Enrique R. Ubarri Baragano, Esq.
                                                        Secretary

San Juan, Puerto Rico
March 24, 2005

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. YOU MAY REVOKE IN WRITING OR IN PERSON ANY PROXY GIVEN AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                                SANTANDER BANCORP
                            207 Ponce de Leon Avenue
                           San Juan, Puerto Rico 00918

                                -----------------

                                 PROXY STATEMENT

                     For the Annual Meeting of Stockholders
                     To be held on Thursday, April 28, 2005

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Santander BanCorp (the "Corporation") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held at 10:00 a.m. on Thursday, April 28, 2005 at the Bankers Club located at 209 Munoz Rivera Avenue, San Juan, Puerto Rico and any adjournment thereof. Enclosed with this Proxy Statement is the Annual Report to Stockholders, including the consolidated financial statements of the Corporation for the year ended December 31, 2004, duly audited by Deloitte & Touche LLP, as independent registered public accounting firm. This Proxy Statement, the enclosed Annual Report, the Notice of Annual Meeting of Stockholders and the form of proxy are being sent to stockholders on or about March 24, 2005.

      All shares represented by each properly signed and returned proxy card in the accompanying form, unless revoked, will be voted at the meeting in accordance with stockholder's instructions indicated on the proxy card. If no instructions are marked on the proxy card, the shares will be voted in favor of the proposals described in this Proxy Statement. A stockholder may revoke the accompanying proxy at any time before it is voted; either by delivering a subsequent duly executed proxy or other written notice of revocation to the President or Secretary of the Corporation at its above address or by attending the Annual Meeting and voting in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

      Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Corporation to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as director if any nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

                             SOLICITATION OF PROXIES

      The Corporation will pay the cost of the solicitation of proxies, including preparing and mailing the Notice of Annual Meeting, this Proxy Statement and the proxy card. The Corporation has retained the services of Mellon Investor Services, LLC which also acts as the Corporation's Transfer Agent, to assist the Corporation in the solicitation of proxies for this Annual Meeting. The fee to be paid to such proxy solicitation firm should not exceed $5,000, plus reimbursement of all out-of-pocket expenses. Brokerage house and other nominees, fiduciaries and custodians who are holders of record of shares of the Corporation's Common Stock, $2.50 par value per share (the "Common Stock"), will be requested to forward proxy soliciting material to the beneficial owners of such shares and will be reimbursed by the Corporation for their expenses in connection therewith at customary and reasonable rates. In addition to solicitation by mail, directors, officers and employees of the Corporation may solicit proxies by telephone, facsimile transmission or other personal contact, for which services such persons will receive no additional compensation.

                VOTING SECURITIES AND VOTE REQUIRED FOR APPROVAL

      The only outstanding voting securities of the Corporation are shares of its Common Stock. Each stockholder of record at the close of business on March 18, 2005 is entitled to notice of and vote at the Annual Meeting and any adjournment or adjournments thereof. On that date, excluding shares held as treasury stock, there were 46,639,104 shares of Common Stock outstanding, with each share entitled to one vote. The presence, in person or by proxy, of a simple majority of the shares entitled to vote will constitute quorum for the Annual Meeting. Abstention from voting, which may be specific on all matters except the election of directors, will be considered shares present and entitled to vote on all matters and, accordingly, will have the same effect as a vote against a matter. Broker non-votes are included in the determination of the number of shares present and voting; however, they are not counted for purposes of determining the number of votes cast with respect to a particular proposal. Accordingly, broker non-votes are not counted as votes for or against a particular proposal.

                       PRINCIPAL HOLDERS OF CAPITAL STOCK

      The following sets forth information known to the Corporation as to the persons or entities, which as of March 18, 2005, by themselves or as a group, as the term is defined by section 13(d)(3) of the Securities Exchange Act of 1934, are the beneficial owners of 5% or more of the issued and outstanding common stock of the Corporation in circulation. All information concerning persons who may be beneficial owners of 5% or more of the stock is derived from Schedule 13(D) or 13(G) statements filed and notified to the Corporation.

                        Beneficial Owners of 5% or More:

Name                                             Number of Shares     Percentage
--------------------------------------------------------------------------------
Banco Santander Central Hispano, S.A. ("SCH")      41,337,688(1)        88.63%
Ciudad Grupo Santander
Boadilla del Monte
Madrid, Spain 28660

(1)   Includes shares of common stock owned by its subsidiaries.

            Beneficial Ownership by Officers, Directors or Nominees:

      The following table sets forth information with regards to the total number of shares of the Corporation's common stock beneficially owned by each current member of the Board of Directors and each nominee to the Board of Directors and each current executive officer and by all current directors and executive officers as a group. Information regarding the beneficial ownership by executive officers and directors is derived from information submitted by such executive officers and directors.

                                                                                        Percentage of
                                                            Amount of Beneficial     Outstanding Voting
                                                                  Ownership              Securities
                                                                  ---------              ----------
Gonzalo de las Heras......................................              --                   --
Jose R. Gonzalez..........................................          14,531                    *
Victor Arbulu..............................................             --                   --
Maria Calero...............................................         10,563                    *
Carlos Capacete............................................             --                   --
Roberto Cordova..........................................               --                   --
Stephen A. Ferriss.........................................             --                   --
Carlos M. Garcia..........................................          58,000                    *
Vicente Gregorio..........................................              --                   --
Roberto H. Valentin......................................            3,769                    *
Bartolome Velez..........................................               --                   --
Jesus M. Zabalza..........................................              --                   --

Total Shares owned by Directors, Nominees and
Executive Officers, as a group..............................        85,184                    *

*     Less than one percent (1%)

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Based on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Corporation with respect to its 2004 fiscal year, pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Corporation has no knowledge that any person subject to Section 16(a) has failed to file on a timely basis the required forms, except for one late form filed by Maria Calero relating to the purchase of 1,500 shares.

                  MATTERS TO BE VOTED UPON BY THE STOCKHOLDERS

                       PROPOSAL ONE: ELECTION OF DIRECTORS

Board of Directors

      The Corporation's By-laws give the Board the power to set, by resolution of an absolute majority of the board of directors, the number of directors at no less than five nor more than eleven and always an odd number. The Board has fixed the number of directors at nine. The Corporation currently has nine directors. Article Fifth of the Corporation's Articles of Incorporation and of
Section 2 of Article II the Corporation's By-Laws establishes the structure of election of members of the Board of Directors with three classes of directors. It provides that the Board of Directors shall be divided into three classes as nearly equal in number as possible and that the members of each class shall be elected for a term of three years and until their successors are elected and qualified.

      Regular meetings of the Board of Directors are held at least quarterly. Special Board meetings are held when called by or at the request of the Chairman, the President or one third of the directors.

      Under the New York Stock Exchange ("NYSE") listing standards, a "controlled company" is a company of which more than 50% of the voting power is held by an individual, a group or another company. The Board of Directors has determined that the Corporation is a "controlled company" within the meaning of the NYSE listing standards. The basis for the Board of Director's determination that the Corporation is a "controlled company" is SCH's ownership of approximately 88.63% of the Corporation's voting power. As a "controlled company," the Corporation is exempt from the certain listing standards of NYSE. Specifically, the Corporation is not required to have: (a) a board of directors comprised of a majority of independent directors; (b) a Compensation Committee comprised of independent directors; or (c) director nominees selected, or recommended for selection by the Board of Directors, by a majority of the independent directors or a nominating committee comprised of independent directors. The Corporation, however, is not exempt from the requirements to have an Audit Committee comprised of at least three independent directors and to hold regularly scheduled meetings in which only the independent directors are present. The Board of Directors has made the determination that Mr. Victor Arbulu, Mr. Vicente Gregorio, Mr. Stephen A. Ferriss and Mr. Roberto H. Valentin are independent directors.

      The following are directors of the Corporation whose term expires at the Annual Meeting. The table below contains information regarding the nominees for election as directors.


                                                     CLASS B

             Name                                   Occupation                           Age         Director Since
             ----                                   ----------                           ---         --------------
       Jose R. Gonzalez             President & Chief Executive Officer of the           50               2000
                                                   Corporation
     Roberto H. Valentin                         Private Investor                        64               2000
       Carlos M. Garcia                 Senior Executive Vice President &                33               2002
                                    Chief Operating Officer of the Corporation

      The term of the following directors does not expire at the Annual Meeting. The table below contains information of said directors.

                                         CLASS C (Term Expires in One Year)

     Gonzalo de las Heras            Chairman of the Board of the Corporation            64               2000
                                           Executive Vice President SCH
                                             North American Division
       Vicente Gregorio                             Consultant                           53               2003
       Jesus M. Zabalza                         Managing Director                        46               2002
                                            Latin America Division SCH

                                       CLASS A (Term Expires in Two Years)

         Maria Calero                        Executive Vice President                    52               2001
                                   Chief Accounting Officer of the Corporation
        Victor Arbulu                               Consultant                           63               2002
      Stephen A. Ferriss                         Private Investor                        59               2003

      There are no arrangements or understandings between the Corporation and any person pursuant to which such person has been elected a director, and no director is related to any other director or executive officer of the Corporation by blood, marriage or adoption (excluding those that are more remote than first cousin).

      There are no cumulative voting rights for the election of directors. In the absence of contrary instructions, it is the intention of the persons named in the accompanying proxy card to vote for the nominees listed thereby. In the event that any nominee becomes unavailable for any reason, which the Board does not anticipate, the proxies will be voted for the election of the person, if any, who is designated by the Board to replace the nominee.

THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT THE NOMINEES FOR DIRECTORS NAMED HEREIN. THE VOTE OF THE HOLDERS OF THE MAJORITY OF THE TOTAL VOTES ELIGIBLE TO BE CAST AT THE ANNUAL MEETING IS REQUIRED FOR THE APPROVAL OF THIS PROPOSAL.

                                    OFFICERS

      The Corporation's executive officers are appointed by the Board of Directors and hold office at its discretion. Listed below are the Corporation's directors and executive officers, their respective positions and certain biographical information as of March 18, 2005.

Director                                                                                         Age                Director Since
--------                                                                                         ---                --------------
Gonzalo de las Heras.......................       Director and Chairman                           64                     2000
Jose R. Gonzalez...........................       Director and Vice Chairman                      50                     2000
Victor Arbulu..............................       Director                                        63                     2002
Maria Calero...............................       Director                                        52                     2000
Stephen A. Ferriss.........................       Director                                        59                     2003
Carlos M. Garcia...........................       Director                                        33                     2002
Vicente Gregorio...........................       Director                                        53                     2003
Roberto H. Valentin........................       Director                                        64                     2000
Jesus M. Zabalza...........................       Director                                        46                     2002

Executive Officers                                                                               Age                Officer Since:
------------------                                                                               ---                --------------
Jose R. Gonzalez ..........................                    President &                        50                     2001
                                                       Chief Executive Officer
Carlos M. Garcia...........................          Senior Executive Vice President              33                     2002
                                                       Chief Operating Officer
Maria Calero ..............................              Executive Vice President                 52                     1999
                                                       Chief Accounting Officer
Roberto Cordova............................              Executive Vice President                 45                     2003
                                                          Commercial Banking
Juan Davila................................              Executive Vice President                 36                     2003
                                                          Chief Risk Officer
Bartolome Velez............................              Executive Vice President                 52                     2003
                                                            Retail Banking
Carlos Capacete............................                 Managing Director                     50                     2004
                                                   Santander Securities Corporation
Sinesio Diaz...............................                     President                         47                     2001
                                                    Santander Mortgage Corporation
Jorge M. Garcia............................        President & Chief Executive Officer            38                     2003
                                                   Santander Insurance Agency, Inc.
Jesus Mendez...............................                     President                         49                     2003
                                                      Santander Asset Management
                                                     First Senior Vice President
                                                            Trust Officer
Jose Alvarez...............................            First Senior Vice President                48                     2004
                                                              Operations
Ivonna Pacheco.............................            First Senior Vice President                39                     2000
                                                           Human Resources
Laura Vazquez..............................            First Senior Vice President                46                     2001
                                                             Comptroller
Diego Begara...............................               Senior Vice President                   36                     2004
                                                            Internal Audit
Enrique R. Ubarri, Esq.....................             Secretary, General Counsel                33                     2000
                                                     and Senior Vice President -
                                                         Compliance and Legal

Directors of the Corporation

      Gonzalo de las Heras has served as Chairman of the Board of Directors of the Corporation and the Bank since October 2002. Prior to his appointment as Chairman of the Board, Mr. de las Heras held a position as Director of the Bank since June 1998 and Director of the Corporation since May 2000. Mr. de las Heras, joined Banco Santander in 1990. He currently serves as Executive Vice President of Banco Santander Central Hispano, supervising its North American business. He is Chairman of Banco Santander International, Miami; Santander Trust & Bank (Bahamas) Limited, and Banco Santander (Suisse). Prior to that, Mr. de las Heras held various positions at J.P. Morgan, lastly as Senior Vice President and Managing Director. He served as a Director of First Fidelity Bancorporation until its merger with First Union. Mr. de las Heras has a law degree from the University of Madrid and as a Del Amo Scholar pursued postgraduate studies in Business Administration and Economics at the University of Southern California. From 1993 to 1997, Mr. de las Heras served on the New York State Banking Board. He is Chairman of the Foreign Policy Association, a Trustee and past Chairman of the Institute of International Bankers, and a Director of both The Spanish Institute and the Spain-US Chamber of Commerce.

      Jose R. Gonzalez has served as President, Chief Executive Officer and Vice Chairman of the Board of Directors of the Corporation since October 2002. Prior to his appointment as President and Chief Executive Officer of the Corporation, Mr. Gonzalez served as Senior Executive Vice President and Chief Financial Officer of Santander BanCorp from July 2001 and as Director of the Corporation since 2000. From 1996 to July 2001, Mr. Gonzalez served as President and Chief Executive Officer of Santander Securities Corporation ("SSC"), a securities broker-dealer since August 1996. From 1995 to 1996, Mr. Gonzalez was Vice President and Chief Financial Officer of MOVA Pharmaceutical Corporation, a privately held pharmaceutical manufacturing company based in Caguas, Puerto Rico. Prior to this, Mr. Gonzalez was at Credit Suisse First Boston, a securities broker-dealer, from 1983 to 1986 as a Vice President of Investment Banking, and from 1989 to 1995 as President of the Puerto Rico operations of the firm. From 1986 to 1989, Mr. Gonzalez was President and Chief Executive Officer of the Government Development Bank for Puerto Rico. Mr. Gonzalez is a member of the Board of Trustees of the University of Puerto Rico and was elected as a member of the Board of Directors of the Federal Home Loan Bank of New York in January 2004. Mr. Gonzalez received a B.A. in Economics from Yale University in 1976, and MBA and Juris Doctor degrees from Harvard University in 1980.

      Victor Arbulu became a Director of the Corporation on October 2002. He has worked for J.P. Morgan for nearly 25 years in various positions in Europe, North America and South America. He was a Managing Director of J.P. Morgan, member of its European management committee and Chief Executive Officer for Spain and Portugal from 1988 until 1998. Prior to joining J.P. Morgan, Mr. Arbulu worked as an officer of the Interamerican Development Bank in Washington, D.C., and also as a financial consultant and in management positions of industrial companies in Spain and Latin America. Mr. Arbulu holds a degree in Mechanical and Electrical Engineering from the Universidad Nacional de Ingenieria in Lima, Peru and a Masters of Business Administration from the Escuela para Graduados
(ESAN) in Lima, Peru.

      Maria Calero has served as Director of the Corporation since February 2001. Ms. Calero was named Executive Vice President and Chief Accounting Officer in January 2001. Ms. Calero was appointed Director of the Board of Directors of the Bank in May 2000. From April 1996 to December 2000, Ms. Calero held the position of First Senior Vice President - Compliance and Legal Department. From April 1995 until April 1996, Ms. Calero held the title of Senior Vice President
- Compliance Department and since November 1998 has been in charge of the Corporation's Investor Relations. Prior to her employment at the Bank in April 1995, she held the position of Senior Vice President, Administration/Finance at Santander National Bank from November 1992 to March 1995, having served previously as a private consultant to those institutions on accounting and regulatory matters. Ms. Calero also worked for Deloitte, Haskins & Sells in the San Juan Office from August 1975 to August 1985; as Audit Manager, Savings & Loans Industry, from June 1980 to August 1985. Ms. Calero is a member of the American Institute of Certified Public Accountants, the Puerto Rico Society of Certified Public Accountants, and the Florida Institute of Certified Public Accountants.

      Stephen A. Ferriss was named Director of the Corporation in May 2003. Mr. Ferriss is a private investor who previously served as President and Chief Executive Officer of Santander Central Hispano Investment Securities, Inc. in New York. Prior to that appointment, from 1987 to 1999 Mr. Ferriss served in various positions at Bankers Trust, which include Managing Director and Partner within Bankers Trust's Global Investment Bank in London, England and New York. He also served as Managing Director for Bankers Trust Emerging Markets (Eastern Europe, Middle East, and Africa) in London. Prior to joining Bankers Trust, Mr. Ferriss served for 17 years at Bank of America in various positions, which include tenure as Senior Vice President managing the Spain and Portugal operations for the bank in Madrid, Spain. Mr. Ferriss is also a member of the North American Advisory Board of Proudfoot Consulting. Mr. Ferriss has a B.A. degree from Columbia College and a Masters of International Affairs from Columbia University.

      Carlos M. Garcia was named Director of the Corporation in April 2002. Mr. Garcia was appointed Senior Executive Vice President and Chief Operating Officer of the Corporation and the Bank in January 2004. He also serves as President and Chief Executive Officer of SSC. Mr. Garcia joined SSC in 1997 as Director of its Investment Banking Department and the Bank in October 2003 as Executive Vice President - Wholesale Banking. Prior to joining Santander, Mr. Garcia was Vice President of Investment Banking at Popular Securities, Inc. and from 1993 to 1995 Mr. Garcia worked for Credit Suisse First Boston Corporation. Mr. Garcia holds a dual degree in Business from the Wharton School and in Comparative Literature from the College of Arts and Sciences of the University of Pennsylvania.

      Vicente Gregorio was named Director of the Corporation and the Bank on March 2003. Mr. Gregorio is a Certified Public Accountant, business consultant, Chairman of VRC Business Services, Inc., Senior Associate at Spectrum Finance Network, Inc. and director of Caribbean Petroleum Corporation and Packers Provision Co. of Puerto Rico, Inc. Prior to these, Mr. Gregorio held various positions in Arthur Andersen LLP from 1973 to 2002. From 1987 to August 2002, Mr. Gregorio served as Managing Partner of the San Juan Office of Arthur Andersen LLP and also headed its Assurance and Business Advisory Group. While at Arthur Andersen LLP, Mr. Gregorio provided services to a number of financial institutions, including, the Corporation and the Bank. Mr. Gregorio holds a Bachelor Degree in Business Administration with honors from the University of Puerto Rico. He is a member of the Puerto Rico Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

      Roberto H. Valentin has been a Director of the Corporation since May 2000 and Director of the Bank since April 1992. Mr. Valentin is an industrial engineer, a private investor and has served as Chairman and President of the following firms: Puerto Rico Box Corporation, Eric's Products, Inc., VIE Development Corp, Dianissa Development Corp., RHV Investment Co., Desarrolladora Roosevelt, Inc. and Costa Corcega, S. E. He has served as a member of the Board of Directors of Rio Mar Development and Country Club, Rotary International, Inc., and Rotary Foundation Inc. and as a member of the Board of Trustees of Universidad del Sagrado Corazon. Mr. Valentin currently serves as a member of the Board of Directors of the Puerto Rico Industrial Development Company.

      Jesus M. Zabalza became a Director of the Corporation in October 2002. Mr. Zabalza currently serves as Managing Director of Banco Santander Central Hispano, S.A responsible for Latin America since July 2002. Prior to joining Banco Santander Central Hispano, S.A., Mr. Zabalza held various positions at La Caixa- ("Caja de Ahorros y Pensiones de Barcelona") where he directed from 1996 to 2002 the retail-banking sector for Madrid and related areas. Prior to joining La Caixa, Mr. Zabalza worked at Caja Postal as Managing Director and also served as Managing Director of the Banco Hipotecario y Caja Postal from 1992 to 1996. From 1982 to 1992, Mr. Zabalza held several positions at Banco de Vizcaya, including Director of Commercial Banking, Director of Central Services and Director of Area. Mr. Zabalza holds an Industrial Engineer degree.

Executive Officers of the Corporation (Other than Directors of the Corporation)

      The following information sets forth the names of the executive officers (the "Executive Officers") of the Corporation including their business experience during the past five (5) years and the period during which each such person has served as an Executive Officer of the Corporation or the Bank.

      Roberto Cordova was named Executive Vice President and Director of Corporate and Middle Market on February 2003 and then he was appointed Director of Wholesale Banking on January 2004. Prior to joining the Corporation, Mr. Cordova served as Senior Vice President responsible for Corporate and Commercial Banking at Scotiabank Puerto Rico where he worked for 18 years in various positions. Mr. Cordova also served as Vice President for Shields Title Company in the general management of the title insurance company. Mr. Cordova holds a Bachelor's and Master's degrees in Finance from Saint Louis University and a Juris Doctor from the School of Law at Interamerican University of Puerto Rico where he graduated Magna Cum Laude.

      Juan Davila was appointed Executive Vice President and Chief Risk Officer on June 2003. Prior to his employment with the Corporation, Mr. Davila was the Commercial Director and principal liaison between Winterthur and Credit Suisse in Spain from 2001 to 2003. Mr. Davila also served for Banesto from 1994 to 2001 as Regional Risk Director of Branch and Small Business Administration. Mr. Davila holds a Bachelor's Degree in Business Administration from Middlesex University of London and a Master in Economics and Business Management from ICADE in Spain.

      Bartolome Velez joined the Corporation on July 2003 and currently serves as Executive Vice President and Director of Retail Banking. Mr. Velez previously served for over fifteen years in Citibank in various positions, which included Global Liaison for Consumer and Commercial Credit of Citigroup, Inc. in Baltimore, Maryland. From 1999 to 2002, Mr. Velez worked at Citibank, N.A. in Panama City, Panama as Senior Country Business Credit Manager and from 1998 to 1999, also at Citibank, N.A. in Monterey, Mexico as Credit Policy Director in the Global Consumer Bank Division. From 1980 to 1987, Mr. Velez worked at Congress Credit in San Juan, Puerto Rico as credit director. Mr. Velez holds a B.A. in Accounting from the University of Puerto Rico and completed the Continued Education Program at Wharton Business School.

      Carlos Capacete joined the Corporation in December 2003 as a result of the acquisition by the Corporation of SSC. Mr. Capacete joined SSC in April 2003 as Managing Director and Branch Manager, responsible for overseeing the Investment Banking, Sales, Capital Markets, Marketing and Research departments. Prior to joining SSC, Mr. Capacete worked for UBS PaineWebber for over sixteen years where he was responsible for the capital markets area from 1995 until 2003. Before 1995, he was in charge of the institutional trading desk from 1987 until 1995. From 1985 until 1987, he worked as Vice President of Institutional Sales for Drexel Burnham Lambert Puerto Rico where he managed accounts of financial institutions, insurance companies, and government. He worked for Banco Comercial de Mayaguez from 1983 until 1985 where he served in various capacities, the last one as Head of Investments. Mr. Capacete is a Certified Public Accountant and holds a BS degree from Jacksonville University, where he graduated in 1978.

      Sinesio Diaz has served as President of Santander Mortgage Corporation, a subsidiary of the Bank, since May 2001 and as officer of the Corporation since August 2001. Prior to his employment with Santander Mortgage Corporation, Mr. Diaz held various positions in Citibank, N.A.- Puerto Rico, including Vice-president of Mortgage Banking and as manager of Corporate Banking. Before joining Citibank, N.A., Mr. Diaz served as financial director for Unisys Corporation. He also worked at several financial institutions in Puerto Rico, including Banco Credito y Ahorro Ponceno and Bayamon Federal Savings. Mr. Diaz has a B.A. and a Master's in Business Administration from Loyola University.

      Jorge M. Garcia has served as President and Chief Executive Officer of Santander Insurance Agency, Inc. since June 2000. Mr. Garcia also serves as Treasurer and Director of the Board of Director of Santander Insurance Agency, Inc. Prior to joining the Corporation, Mr. Garcia served from 1996 to 2000 as Resident Vice President of Citibank, NA responsible for the insurance business. From 1988 to 1996, Mr. Garcia held various positions at National Insurance Group. Mr. Garcia holds a Bachelor Degree in Business Administration and Insurance from the Universidad del Sagrado Corazon and a Diploma of Risk Management and Insurance from The College of Insurance of New York.

      Jesus Mendez joined the Corporation in January 2004 when he was appointed as President of Santander Asset Management and First Senior Vice-President and Trust Officer of Santander Trust, a division of the Bank. Prior to joining Santander, Mr. Mendez served as Director of Operations of Santander Securities Corporation since 1996. Prior to joining Santander Securities Corporation, Mr. Mendez served as Chief Financial Officer and Managing Director of BP Capital Markets from 1995 to 1996. He also worked at First Boston (Puerto Rico, Inc.) as Vice-president from 1985 to 1995. From 1981 to 1995 he was Senior Auditor for Deloitte and Touche. Mr. Mendez also held the position of Assistant Bank Examiner from 1979-1980 at the Federal Deposit Insurance Corporation in New York City. Mr. Mendez has a B.A. in Business Administration graduating Cum Laude in 1979 from the University of Puerto Rico. He is a Certified Public Accountant since 1982. In the year 2002 he was elected President of the Securities Industry Association of Puerto Rico and is a member of the American Institute of Public Accountants and of the Puerto Rico Society of Certified Public Accountants.

      Jose Alvarez joined the Corporation as First Senior Vice President and Director of Operations and Information Technology in 2004. Since 1979, Mr. Alvarez has held various responsibilities within Grupo Santander such as Director of Operations for the America's Division in Madrid, Spain, Project Coordinator for the implementation of the Euro, International Coordinator of Management Information Technology for Latin-American branches. In the past, he also held positions as Systems Director of Banco Santander in New York, and International Branches Coordinator for the implementation of the information and software systems for the New York, Hong Kong, and Frankfurt branches of Banco Santander. Prior to this, in Frankfurt, Germany, he held various responsibilities as Operations Manager, Systems Analyst, and Systems Director for their Bank of America Visa International Division. Mr. Alvarez has a Bachelor's Degree in Business Administration with a concentration in Information Systems and is a graduate of the Werner von Siemens and the Frankfurt Chamber of Commerce.

      Ivonna Pacheco has served as First Senior Vice President of the Corporation in charge of the Human Resources Department since March 2001. Ms. Pacheco began at the Bank in 1990 as Manager of the Total Quality Program, becoming in 1995 Assistant Vice President of the Telephone Banking Department. On November 2000, Ms. Pacheco was appointed Director of Human Resources. Prior to her employment at the Bank, Ms. Pacheco served as Organizational Development Consultant for Banco Popular de Puerto Rico. She is a licensed psychologist with a Ph.D. in Industrial Organizational Psychology.

      Laura Vazquez has served as First Senior Vice President and Comptroller since September 2001 and prior to that as Senior Vice President and Deputy Comptroller. Ms. Vazquez has been with the Bank since 1989. From 1986 to 1989 Ms. Vazquez worked for Arthur Andersen & Co. as Senior Auditor. Ms. Vazquez holds a Bachelor's Degree in Economics from Boston University and a Master's Degree in Professional Accounting from the University of Miami. Ms. Vazquez is a member of the American Institute of Certified Public Accountants and the Puerto Rico Society of Certified Public Accountants.

      Diego Begara joined the Corporation in 2004 as Internal Audit Director for the Corporation. Prior to his employment with the Corporation, Mr. Begara served as Internal Audit Director for Grupo Santander Venezuela from 2002 to 2003 and in Peru from 2001 to 2002. Mr. Begara previously worked at the Internal Audit Division of Grupo Santander in Spain where he held various positions as Manager and Chief of Staff of several projects that included credit risk audits, corporate client appraisals for the Banco Santander, Banesto, and Banco Central Hispano. In the International scope, Mr. Begara has undertaken credit portfolio analysis for investment decisions and conducted due diligence processes on behalf of Grupo Santander. Mr. Begara has a Bachelor's Degree in Economic and Business Sciences from the Colegio Universitario de Estudios Financieros (CUNEF) of the Universidad Complutense de Madrid with a concentration in Auditing.

      Enrique R. Ubarri, Esq. has served as Senior Vice President - Corporate Compliance and Legal Division since October 2000 and as Corporate Secretary since February 2001. Mr. Ubarri was formerly with the firm Fiddler Gonzalez & Rodriguez, LLP. Mr. Ubarri has a Bachelor's Degree from Boston University in Political Science with a minor in Economics, a Juris Doctor degree from the Interamerican University School of Law and holds a Master's degree in Securities and Financial Regulation from Georgetown University Law Center and a Master's degree in Banking Law from the Morin Center at Boston University. Mr. Ubarri also holds a Master's in Business Administration (MBA) from the Wallace Carroll Graduate School of Management at Boston College with a concentration in the management of financial institutions.

           BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

      While the Corporation strongly encourages its directors to attend all Stockholders Annual or Special Meetings it has not adopted a formal policy that all directors must attend the Annual Stockholders Meeting. All members of the Board of Directors attended the Annual Meeting of Stockholders held on April 29, 2004, except for Mr. Gonzalo de las Heras and Mr. Jesus M. Zabalza, who were duly excused prior to the meeting.

      Since the Corporation qualifies as a "controlled company", as described above, the Corporation does not have a Board of Directors consisting of a majority of independent directors. The Board of Directors of the Corporation and of the Bank held 5 and 12 meetings, respectively, during the year ended December 31, 2004. The Corporation and the Bank have various standing committees as described below, in addition to other management committees. All the directors attended more than 75% of the aggregate of the meetings of the Board of Directors of the Corporation held during year 2004.

      The Corporation's Board of Directors has two standing committees, the Audit Committee and the Compensation and Nomination Committee. During 2004 the Corporation's Special Committee created in 2003 for the evaluation of the transaction whereby the Corporation acquired Santander Securities Corporation
(SSC), the Corporation's broker dealer subsidiary met on two occasions. The Bank's Board of Directors has two outstanding committees: (i) the Credit Committee; and (ii) the Trust Committee. Information regarding the Audit Committee, Compensation and Nomination Committee, Special Committee, Credit Committee and Trust Committee follows:

Audit Committee

      The Audit Committee is a committee of the Board of Directors of the Corporation and serves also as the audit committee for the Bank and its subsidiaries. The functions of the Audit Committee include reviewing the accounting principles and practices employed by the Corporation and its subsidiaries, overseeing the internal controls and procedures, and compliance with applicable laws and regulations. The Committee meets with the Corporation's and its subsidiaries' independent registered public accounting firm to approve the scope of the audit, review their report on the examination of the Corporation's consolidated financial statements, internal controls and other reports. Also, the Committee oversees the internal audit function, including approval of the internal audit plan and reports prepared by the Internal Audit Department on their examinations of the operating and business units and other special examinations.

      The members of the Audit Committee are Mr. Victor Arbulu, Mr. Vicente Gregorio, Mr. Stephen A. Ferriss and Mr. Roberto H. Valentin. Mr. Diego Begara, Senior Vice President and Internal Audit Director of the Corporation, presented audit reports to the Committee during 2004. The Board of Directors has determined that Mr. Gregorio, Mr. Arbulu and Mr. Ferriss are all "audit committee financial experts" as defined under U.S. Securities and Exchange Commission (the "SEC") rules.

      The Board of Directors has made the determination that all the members of the Audit Committee satisfy the independence requirements under SEC rules and the listing standards of the NYSE. In determining independence, the Board of Directors has affirmatively determined whether directors have a "material relationship" with the Corporation. When assessing the materiality of a director's relationship with the Corporation, the Board of Directors considers all relevant facts and circumstances, not merely from the director's standpoint, but also from that of the persons or organizations with which the director has an affiliation, and the frequency and regularity of the services, whether the services are being carried out at arm's length in the ordinary course of business and whether the services are being provided substantially on the same terms to the Corporation as those prevailing at the time from unrelated third parties for comparable transactions. Material Relationships may include (a) not being an employee of, or having an immediate family member who is a present or former executive officer of, the Corporation; (b) not personally receiving or having a family member who receives more than $100,000 per year in direct compensation from the Corporation other than director and committee fees and pension or other forms of deferred compensation for prior service; (c) not being employed, or having an immediate family member employed, as an executive officer of another company where any current executive officer of the Corporation serves in that company's compensation committee; (d) not being employed by or affiliated with, or having as immediate family member employed by or affiliated with, a present or former internal or external auditor of the Corporation within the three previous years; or (e) not being a director who is an executive officer or employee or whose immediate family member is an executive officer of a company that makes payments to or receives payments from the Corporation for property or services in an amount which exceeds the greater of $1,000,000, or 2% of the Corporation's or the other company's gross revenues.

      The Audit Committee met 21 times during the year ended December 31, 2004. None of the members of the committee are officers or employees of the Corporation or the Bank.

Executive Sessions of Independent Directors

      Executive sessions of the independent members of the Board of Directors are held concurrently with each regularly scheduled meeting of the Audit Committee. Mr. Vicente Gregorio, Chairman of the Audit Committee, presides over executive sessions of the independent directors.

Compensation and Nomination Committee

      The Compensation and Nomination Committee (the "Compensation Committee") has been established to carry out the Board of Directors' overall responsibility relating to executive compensation and support and advise the Board on the composition of the Board and executive management of the Corporation. The Compensation Committee has written a charter, which is attached as Exhibit A.

      The Compensation Committee annually reviews and approves corporate goals and objectives relevant to the compensation of the Corporation's Chief Executive Officer and President, evaluates the CEO's performance in light of those goals and objectives, and set the CEO's compensation level based on this evaluation. The Compensation Committee also reviews and approves executive officer compensation, including salary and bonus compensation levels; deferred compensation; executive perquisites; severance arrangements; change-in-control benefits and other forms of executive officer compensation.

      Among the duties of the Compensation Committee in connection with its nominating functions are to recommend to the Board of Directors the candidates that can fill vacancies in the Board of Directors, establish and periodically review the qualifications of the candidates to be nominated or appointed to the Board of Directors, and recommend to the Board of Directors candidates to occupy the position of executive officers of the Corporation. The nomination process followed by the Compensation Committee in connection with its nominating power takes into consideration the following criteria:

      o Potential candidates recommended by stockholders will receive the same consideration as potential candidates recommended otherwise. The information of the potential candidates recommended by a stockholder must be sent to the attention of the Secretary of the Board of Directors of the Corporation.

      o The Compensation Committee's duties are to ensure that the Board of directors has the plans, procedures, and resources needed to identify, recruit, and retain directors. The Compensation Committee will identify the individuals who, in their judgment, are best qualified to serve in the Board of Directors and will present their recommendations to the Board of Directors for nominations at the Annual Stockholder's Meeting. This Committee will also make recommendations to fill any vacancies in the Board that might arise from time to time.

      o The Compensation Committee develops qualifying criteria for the directors of the Board and is responsible for seeking, interviewing, and selecting those that, in their judgment, are best qualified, and make the appropriate recommendations to the Board. Throughout this process, the Committee may verify that the selected individuals demonstrate the following specific qualities or skills: (a) experience or relevant knowledge, (b) time availability and commitment, (c) good reputation, (d) analytical thinking, (e) ability to work as a team, (f) kinship with other members of the Board and management, and (g) independent judgment. In addition, the Compensation Committee may include other requirements which it may deem necessary to strengthen the Corporation.

      o The Compensation Committee has the authority to hire and terminate the services of any professional third party search firm to identify potential candidates for the position of director and executive officers.

      The Compensation Committee is composed of Messrs. de Las Heras, Zabalza and Arbulu. The Board of Directors has made the determination that Mr. Arbulu satisfies the applicable independence requirements as currently defined under the listing standards of the NYSE. Messrs. de las Heras and Zabalza are employees of SCH, which owns approximately 88.63% of the outstanding shares of the Corporation's Common Stock. The Compensation Committee met twice during 2004.

Compensation Committee Interlock and Insider Participation

      Neither of Messrs. de Las Heras, Zabalza and Arbulu is or has been an employee of the Corporation or its subsidiaries. None of the executive officers of the Corporation served as a director, executive officer or compensation committee member of any other entity which had an executive officer who served as a compensation committee member or director of the Corporation at any time during 2004.

Special Committee

      The Board of Directors of the Corporation appointed a Special Committee to evaluate the transaction for the purchase of SSC in 2003. The members of the Special Committee were Messrs. Victor Arbulu, Stephen A. Ferriss, Vicente Gregorio, and Roberto H. Valentin, all independent directors of the Board of Directors of the Corporation. The members of the Committee evaluated the transaction whereby the Corporation acquired all of the common stock of SSC for a purchase price of $62 million from Administracion de Bancos Latinoamericanos Santander, S.L., a wholly-owned subsidiary of SCH. The Special Committee met twice during the year ended December 31, 2004. The Committee dissolved on May 19, 2004.

                COMMITTEES OF THE BOARD OF DIRECTORS OF THE BANK

Credit Committee

      The Board of Directors of the Bank, through the implementation of the Bank's Loan Policy, has established various management credit committees to monitor and review the bank's lending function. These committees review, evaluate, approve, or reject loan applications in accordance with the lending authority specified hereinafter: (a) Small Loan Credit Committee approves loans up to $250,000; (b) Regional Credit Committee approves loans up to $1,000,000;
(c) Credit Administration Committee approves loans up to $8,000,000; (d) Management Credit Committee approves secured loans up to $30,000,000; (e) the Board of Directors' Credit Committee must approve secured loans in excess of $30,000,000.

      Lending authority includes any and all extensions of credit for the total outstanding debt to the Bank from the borrower, co-signers, and related interests. The credit facilities approval process excludes residential loan mortgage balances and consumer loans. Loan approval requires unanimous consent and each committee meets at least once a week. All applications for loans to principal stockholders, Directors, Officers, and their related interests, must be submitted for review and approval to the Board of Directors and, if approved, must be made on the same terms and conditions as for any other Bank customer.

      The members of the Board who are also members of the Bank's Credit Committee are Messrs. Vicente Gregorio, Jose R. Gonzalez and Roberto H. Valentin. Mr. Jose Santoni, Senior Vice President, Credit Administration of the Bank attends meetings of the Committee to discuss Middle Market loans and Mr. Irving Rivera attends meetings of the Committee to discuss Wholesale Banking loans. The Credit Committee met eleven times during the year ended December 31, 2004.

Trust Committee

      The Trust Committee reviews and approves the activities of the Bank's Trust Department. The Trust Committee also reviews internal controls and audit reports of trust operations. The members of the Trust Committee are Messrs. Vicente Gregorio, Roberto H. Valentin, and Carlos M. Garcia. The Trust Officer also attends meetings of the Trust Committee. The Trust Committee met twice during the year ended December 31, 2004.

                     COMPENSATION OF DIRECTORS AND OFFICERS

Compensation of Directors

      From January 1 to July 22, 2004, directors received a fee of $1,000 for each meeting of the Board of Directors of the Corporation attended and $500 for each meeting of the Bank, $500 for each Credit Committee meeting attended and for each Trust Committee meeting attended, $1,500 for each Audit Committee Meeting, $1,500 for each Special Committee and a monthly allowance of $3,000. The Compensation and Nomination Committee recommended to the Board of Directors a modification of the compensation of directors on July 22, 2004. The Board of Directors approved the modification to the directors fees such that directors received a fee of $1,000 for each meeting of the Board of Directors of the Corporation and the Bank, when said Board of Directors were held on the same date, the Credit Committee meeting and the Trust Committee meeting remained at $500, the Audit Committee meeting also remained at $1,500 and the monthly allowance was reduced to $1,000. In the event that any Board of Directors or committee meeting was held on the same date, directors would receive a maximum of $1,000 of compensation for said date. The Board of Directors also approved that the directors were to be included in the medical plan of the Corporation.

      The Corporation has always compensated directors who are not officers of the Corporation or SCH for their attendance at Board of Directors meetings or committee meetings.

Indemnification of Directors

      At the Annual Meeting of Stockholders of the Corporation held May 1, 2000, the Board of Directors of the Corporation expressly authorized the Corporation to enter into indemnification agreements with Directors of the Corporation in order to indemnify them in their capacity as directors of the Corporation in accordance with Article 4.08 of the General Corporations Law of Puerto Rico. To the extent permitted by federal laws, under said section the Corporation: (i) is authorized to indemnify each director of the Corporation for amounts paid in expenses, judgments, fines and settlements in connection with any action arising from his position as Director of the Corporation if such Director acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation and with respect to any criminal action or proceeding had no reasonable cause to believe his conduct was unlawful; and (ii) may indemnify each Director of the Corporation for the expenses incurred in defending against liability arising from action taken in respect of his position if such actions were taken in good faith and in a manner reasonably believed to be in or not opposed to the Corporation's best interest and may advance to any Director the costs associated with any such action upon receipt of an undertaking by or on behalf of the Director to repay such amount if it is ultimately determined such Director is not entitled to indemnification from the Corporation.

Compensation of Executive Officers

Pension Plan

      The Bank has a qualified defined benefit retirement plan that provides all eligible employees (including executive officers) with retirement benefits (the "Retirement Plan"). Employees of the Corporation benefit from the Retirement Plan. Corporation employees are eligible to participate in the Retirement Plan after attaining 21 years of age and completing one year of service. A participant will receive a year of credited service for each plan year in which he or she is credited with 1,000 or more hours of service. The compensation basis used for plan formula is basic monthly earnings and is subject to the limitations under U.S. Internal Revenue Code (the "Code"). The normal retirement age under the plan is 65 years of age; early retirement age is at 55 years of age and 15 years of service. At early retirement, benefits are subject to actuarial reduction. The Retirement Plan complies with the Employees Retirement Income Security Act of 1974 (ERISA) and pension costs are funded according to ERISA's minimum funding standards. Former employees of Banco Central Hispano - Puerto Rico ("BCH") who are now employed by the Bank participate in the Bank Retirement Plan effective January 1, 1997. Benefits accrued for years of service with BCH are provided through the BCH Pension Plan up to November 30, 1996. In fiscal year 2003 there was no contribution to the Retirement Plan. During fiscal year 2004 the total contribution to the Retirement Plan by the Bank amounted to $216,909 and $1,685,362 for the BCH Pension Plan.

      Executives of the Bank that receive compensation from SCH do not participate in the Retirement Plan.

                               PENSION PLAN TABLE

      The following table sets forth the estimated annual benefits that would become payable under the Retirement Plan based upon certain assumptions as to annual basic salary levels and years of service. The amount payable in this table are not necessarily representative of amounts that may actually become payable under the Retirement Plan. The amounts represent the annual benefits upon retirement on December 31, 2004, of a participant at age 65.

Annual Basic Salary                                       Years of Service
===================    =======================================================================================
                            10                 15               20                25                 30
                       ==============    ===============    ============     ==============    ===============
      $400,000            $21,375           $32,063           $42,750           $53,438           $64,125
      $300,000            $21,375           $32,063           $42,750           $53,438           $64,125
      $200,000            $21,250           $31,875           $42,500           $53,125           $63,750
      $100,000            $10,250           $15,375           $20,500           $25,625           $30,750

      No executive officer of the five highest paid key policymaking Executive Officers benefited from the Retirement Plan during the year ended December 31, 2004.

      The 2004 annual basic salary and estimated years of service at age 65 of the only three executive officers of the five highest paid key policy making Executive Officers that benefit from the Retirement Plan are as follows:

                                   12/31/2004         Estimated Years of Service
                               Annual Basic Salary             at Age 65
                               -------------------    --------------------------
      Jose R. Gonzalez              $625,000                      18
      Roberto Cordova               $250,000                      21
      Bartolome Velez               $250,000                      15

      The basis for the Retirement Plan formula is annual basic salary received by the employees. Benefits are paid on the basis of a straight life annuity plus supplemental death benefits and are not reduced for social security or other retirement benefits received by participants.

Employees Savings Plan

      The Bank has a Defined Contribution Savings Plan, the "Savings Plan," pursuant to Section 1165 (e) of the Puerto Rico Internal Revenue Code of 1994, as amended, the "Puerto Rico Code," which is similar to Section 401-K of the Code. Employees from Banco Santander, Santander Mortgage, and Santander Insurance benefit from the Savings Plan. The Plan complies with ERISA and is qualified under the Puerto Rico Code. Bank employees are eligible to participate in the Savings Plan after completing six (6) months of service and there is no minimum age requirement to participate. Participating employees may contribute from 1% to 10% of their annual compensation or $8,000, which ever is lower. Bank contributions to the Savings Plan are discretionary. The Bank contributions to the Savings Plan for the year ended December 31, 2004 amounted to $500,000.

      Santander Securities has a deferred arrangement profit sharing 1165(e) plan, which became effective January 1, 1997. Employees from Santander Securities and Santander Asset Management benefit from the Savings Plan. Under this plan, Santander Securities makes contributions to match 50% of employees' allowable contributions as defined under the Internal Revenue Code of Puerto Rico. In addition, the plan provides for Santander Securities contributions based on compensation of eligible employees, as defined. Santander Securities contributions to the plan amounted to $410,984 in 2004. The Company's contribution becomes 100% vested once the employee attains five years of service

Performance Bonus Plan

      At the beginning of each calendar year, the President of the Corporation meets with each executive officer to discuss and determine such executive officer's goals for the upcoming fiscal year. By the year's end, the President evaluates to what extent each executive officer has achieved the previously established goals. Once this determination is made, and taking into consideration any special project assigned to the executive officer and the overall performance of the Bank, a performance bonus for the year is established and approved by the Compensation Committee, either in an aggregate amount or by specific executive officer.

Key Executive Plan

      This special program was implemented in 1990 to secure the services of certain key officers. The design follows the established parameters of a BOLI Program or Bank Owned Life Insurance Plan, also known in the past as a "Key Man" plan. This is a non-qualified plan and it is exempt from ERISA regulations.

      The Bank has acquired life insurance policies with an accumulated cash value feature for ten officers (including one executive officer). The Bank is the owner and beneficiary of the policy proceeds at all times. If the employee terminates its employment with the Bank, the policy is redeemed for the accumulated cash values. In the event of death of the participant, the Bank receives full payment of insurance coverage and pays the benefit to the participant's beneficiaries. The balance will compensate the Bank for the loss of the executive and for the recuperation of premiums paid. The benefit is paid in ten years drawing one tenth from the cash value in order to maintain the life insurance policy active and to recuperate premiums paid. The accumulated cash values are reflected in the Bank's balance sheet as part of its assets. The only executive officer that benefits from this Key Man Plan is Laura Vazquez.

      The total future premium payment is approximately $300,000 on a declining balance of annual premium payments. The annual premium for 2004 was $35,925. The prospective premium for 2005 is $36,000. The annual payments for the remaining years decline as participants fulfill the total premium costs to maintain the cash values.

Employee Agreements, Termination of Employment and Change in Control
Arrangements

      Mr. Gonzalez, Mr. Garcia, Mr. Velez and Mr. Cordova have each entered into employment agreements with the Bank.

      On March 16, 2004 the Board of Directors of the Corporation approved Mr. Gonzalez' new employment agreement which is retroactive to January 1, 2005 and expires on January 1, 2007. Under the agreement, he is entitled to receive an annual base salary of $650,000 for 2005 and $700,000 for 2006 and incentive compensation in accordance with the Performance Bonus Plan, which is administered by the Compensation Committee. If Mr. Gonzalez' employment is terminated by the Bank for other than just cause, Mr. Gonzalez is entitled to receive the greater of: (i) $1,250,000; or (ii) the gross salary pending to be received by Mr. Gonzalez from the day of termination of the agreement to January 1, 2007. In the event that Mr. Gonzalez' agreement is not renewed or extended upon the expiration of said agreement on January 1, 2007, as it may be agreed upon by the parties, the Bank shall pay Mr. Gonzalez the amount of $1,250,000 as his termination of employment with the Bank. If there is a change of control of the Bank, which shall mean any event whereby SCH reduces its ownership in the outstanding shares of the Corporation or the Bank to less than 50%, and SCH does not provide Mr. Gonzalez with employment in a similar position, Mr. Gonzalez shall be entitled to receive the greater of: (i) $1,250,000; or (ii) the gross salary pending to be received by Mr. Gonzalez from the day of termination of the agreement to January 1, 2007. The compensation payable upon termination of employment of Mr. Gonzalez shall not be cumulative. Upon expiration of the agreement by the Bank and the failure to renew the same, Mr. Gonzalez shall not provide professional services to any other company in the banking or securities industry in Puerto Rico for a period of twelve (12) months. Mr. Gonzalez' agreement also contains confidentiality provisions.

      On March 16, 2004 the Board of Directors of the Corporation approved Mr. Garcia's new employment agreement which is retroactive to January 1, 2005 and expires on January 1, 2007. Under the agreement, he is entitled to receive an annual base salary of $525,000 for 2005 and $550,000 for 2006 and incentive compensation in accordance with the Performance Bonus Plan, which is administered by the Compensation Committee. If Mr. Garcia's employment is terminated by the Bank for other than just cause, Mr. Garcia is entitled to receive the greater of: (i) $1,000,000; or (ii) the gross salary pending to be received by Mr. Garcia from the day of termination of the agreement to January 1, 2007. In the event that Mr. Garcia' agreement is not renewed or extended upon the expiration of said agreement on January 1, 2007, as it may be agreed upon by the parties, the Bank shall pay Mr. Garcia the amount of $1,000,000 as his termination of employment with the Bank. If there is a change of control of the Bank, which shall mean any event whereby SCH reduces its ownership in the outstanding shares of the Corporation to less than 50%, and SCH does not provide Mr. Garcia with employment in a similar position, Mr. Garcia shall be entitled to receive the greater of: (i) $1,000,000; or (ii) the gross salary pending to be received by Mr. Garcia from the day of termination of the agreement to January 1, 2007. The compensation payable upon termination of employment of Mr. Garcia shall not be cumulative. Upon expiration of the agreement and the parties' failure to renew the same, Mr. Garcia shall not provide professional services to any other company in the banking or securities industry in Puerto Rico for a period of six (6) months. This non-competition clause of the agreement shall be inapplicable in the event of termination of the agreement as a result of a change in control. Mr. Garcia's agreement also contains confidentiality provisions.

      Mr. Cordova's employment agreement entitled him to receive an annual base salary of $225,000, which has been increased to $250,000, and incentive compensation in accordance with the Performance Bonus Plan, which is administered by the Compensation Committee. In the event his employment with the Bank would have been terminated during the first year of employment, he would have had to return the $25,000 to the Bank; if employment is to be terminated during his second year of employment with the Bank, he will have to return 50% of said bonus. Furthermore, Mr. Cordova has the right to receive an additional bonus of $250,000 payable as described herein as long as he remains employed with the Bank at the time of payment. Upon execution of the agreement, Mr. Cordova received $100,000 of the additional bonus and on March 1, 2004, Mr. Cordova received $50,000 of the additional bonus. The remaining $100,000 shall be payable by the Bank in two payments of $50,000 each on March 1, 2005 and March 1, 2006. In the event that Mr. Cordova would have terminated voluntarily his employment with the Bank during the first year, he would have had to return 100% of the paid amount of the additional bonus to the Bank. In the event he voluntarily terminates his employment with the Bank during the second, third or fourth year, he shall return 50% of the entire paid amount of the additional bonus to the Bank. Mr. Cordova shall also participate in the benefit plans established by the Bank and he shall also benefit of the Christmas Bonus and Performance Bonus provided by the Bank. If Mr. Cordova's employment is terminated by the Bank for other than cause, as defined in the agreement, Mr. Cordova is entitled to receive the greater of: (i) $225,000; or (ii) the indemnity provided in accordance with Puerto Rico Public Act Number 80 of May 30, 1976, as amended, or when the determination is made under a federal or Commonwealth of Puerto Rico authority. In the event that the Bank has a "change of control", as said term is defined under the agreement, during the first year of the agreement, Mr. Cordova shall receive the aforementioned compensation as if he would have been terminated. Mr. Cordova's agreement also contains confidentiality provisions.

      Mr. Velez' agreement entitles him to receive an annual base salary of $250,000 and incentive compensation in accordance with the Performance Bonus Plan, which is administered by the Compensation Committee. In addition to the annual base salary, Mr. Velez received $50,000 as an engagement bonus, which he would have to return to the Bank in the event he terminated his employment voluntarily during the first year of the agreement; in the event he terminated his employment voluntarily during the second year of the agreement he would have to return 50% of the engagement bonus to the Bank. In the event his employment with the Bank would have been terminated during the first year of employment, he would have had to return the $25,000 to the Bank; if employment is to be terminated during his second year of employment with the Bank, he will have to return 50% of said bonus. Mr. Velez shall also participate in the benefit plans established by the Bank and he shall also benefit of the Christmas Bonus and Performance Bonus provided by the Bank. If Mr. Velez' employment is terminated by the Bank for other than cause, as defined in the agreement, Mr. Velez is entitled to receive the greater of: (i) $250,000; or (ii) the indemnity provided in accordance with Puerto Rico Public Act Number 80 of May 30, 1976, as amended, or when the determination is made under a federal or Commonwealth of Puerto Rico authority. In the event that the Bank has a "change of control", as said term is defined under the agreement, Mr. Velez shall receive the aforementioned compensation as if he would have been terminated. Mr. Velez' agreement also contains confidentiality provisions.

Annual Compensation

      The table in the following page sets forth the annual compensation for the Corporation's Chief Executive Officer and the Bank's five other most highly compensated executive officers for the years ended December 31, 2004, 2003 and 2002.

                           SUMMARY COMPENSATION TABLE

                                                 Annual Compensation                    All Other
                               Year       Salary         Bonus (1)      Other (2)     Compensation          Total
Jose R. Gonzalez ..........    2004      $625,000        $682,083           -               -            $1,307,083
President & CEO                2003      $550,000        $445,833                           -             $995,833
                               2002      $497,499        $310,183           -               -             $807,682

Carlos M. Garcia..........     2004      $500,000        $601,607           -               -            $1,101,607
Senior Executive Vice          2003      $381,461        $445,667           -               -             $827,128
President & COO
                               2002      $200,000        $335,200           -               -             $535,200

Jesus Mendez..............     2004      $212,000        $262,576           -               -             $474,576
First Senior Vice              2003      $187,200        $215,600           -               -             $402,800
President, President
Santander Asset Management
                               2002      $180,000        $185,000           -               -             $365,000

Roberto Cordova ...........    2004      $250,000        $194,750           -               -             $444,750
Executive Vice President       2003      $190,385       $272,500(3)                         -             $462,885
                               2002          -               -              -               -                 -

Carlos J. Capacete.........    2004      $200,000        $238,400           -               -             $438,400
Executive Officer, Managing    2003      $121,154        $301,000           -          $57,143(4)         $479,297
Director & COO-SSC
                               2002          -               -              -               -                 -

Bartolome Velez(5).....        2004      $250,000        $131,000           -               -             $381,000
Executive Vice President       2003     $120,784(6)       $62,500           -          $50,000(7)         $233,284
                               2002          -               -              -               -                 -

(1) Includes Performance Bonus and Christmas bonus earned during the respective years.
(2) Does not include the value of perquisites and other personal benefits because the aggregate amount of such benefits does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus of any named officer.
(3) Mr. Cordova received a signing bonus of $125,000 in February 2003, which is included as part of the bonus.
(4) Mr. Capacete received this amount upon commencement of his employment with SSC.
(5)   Mr. Velez became an officer of the Corporation in November 2004.

(6)   Mr. Velez joined the Corporation on July 1, 2003.
(7) Mr. Velez received this amount upon commencement of his employment with the Bank.

               REPORT OF THE COMPENSATION AND NOMINATION COMMITTEE

General Policy

      The Corporation's Compensation Committee of the Board of Directors evaluates the compensation policy for the President and CEO, Executive Officers of the Corporation and Presidents of its subsidiaries. The Compensation Committee as a whole considers among other factors, competitive pay practices for developing a stronger relationship between executive compensation and the Corporation and its subsidiaries' long-term performance. Management is kept appraised of such competitive pay practices by independent consultants who conduct periodical analysis of executive compensation of a peer group of financial institutions similar in size and scope. The group used by the Board of Directors for comparison purposes is reviewed in light of industry developments, and significant mergers/acquisitions, to ensure that it is consistent with the Corporation's size and focus. The peer group currently consists of regional banking organizations with a retail banking emphasis.

      The Corporation's executive compensation program is linked to performance. To this end, the Corporation has developed a compensation strategy that ties a significant portion of executive compensation to the Corporation's success in meeting each executive's performance goals. The overall objectives of this strategy are to attract and retain the best possible executive talent and to provide compensation levels that recognize individual contributions as well as overall business results. The Compensation Committee reviews the Corporation's overall executive compensation program in comparison to the Corporation's executive compensation, corporate performance and to other companies of similar size. The annual compensation reviews permit an evaluation of the link between the Corporation's performance and its executive compensation in the context of the compensation programs of other companies. The Compensation Committee determines the compensation of corporate executives selected by the Board of Directors, including the individuals whose compensation is detailed in this proxy statement.

      In reviewing the individual performance of the executives whose compensation is detailed in this proxy statement, other than Jose R. Gonzalez (the Corporation's Chief Executive Officer), the Compensation Committee takes into account the views of Mr. Gonzalez. The key elements of the Corporation's executive compensation program consist of base salary and annual bonus. The Compensation Committee's policies with respect to each of these elements, including the basis for the compensation awarded to Mr. Gonzalez, are discussed below. The Compensation Committee also takes into account the full compensation package afforded by the Corporation to the individual.

The President & Chief Executive Officer

      On an annual basis the Chief Executive Officer and President submits to the Corporation's Board of Directors a plan setting forth both quantitative and intangible goals applicable to each year and long-term goals. Evaluations are made against the goals set forth in the plan. With respect to the base salary received by Mr. Gonzalez in fiscal 2004, the Compensation Committee took into account the Corporation's financial results in fiscal 2003 and 2004. Mr. Gonzalez had been granted an annual base salary, commencing April 30, 2002, of $550,000 and such salary was increased on November 18, 2004 to $625,000 retroactively to the month of January 2004.

      The Compensation Committee evaluates the Chief Executive Officer and President's performance by taking into consideration the growth of the organization, implementation of a diversification strategy, achievement of financial goals, improvements to the product and service delivery system and development of human resources. The weight and significance accorded to these factors is subjective in nature and the weight assigned to each factor determining compensation adjustments cannot be quantified.

Base Salaries of Executive Officers

      The group of Executive Officers is composed of one Senior Executive Vice President, four Executive Vice Presidents, the Managing Director of SSC, the President of Santander Mortgage Corporation, the President of Santander Asset Management and the President of SIA (the "Executive Officers"). The President and CEO recommends to the Board of Directors of the Corporation, for their approval, the salary increases and the bonuses to be awarded to the Executive Officers pursuant to the incentive plans.

      With respect to the base salary received by Senior Executive Vice President and Chief Operating Officer, Mr. Garcia in fiscal 2004, the Compensation Committee took into account his' efforts into the Corporation's financial results in fiscal 2003 and 2004, as well as the integration of Santander Securities Corporation into the operations of the Corporation. Mr. Garcia had been granted an annual base salary of $458,000, of which $250,000 was paid by the Bank from January 1, 2004 to December 31, 2004 and $208,000 were paid by Santander Securities Corporation. On November 18, 2004, Mr. Garcia's salary was increased to $500,000, of which $292,000 shall be paid by the Bank and $208,000 shall be paid by Santander Securities Corporation retroactively to the month of January 2004.

      Base salaries for Executive Officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at other companies. Annual salary adjustments are determined by evaluating the performance of the Corporation and of each executive officer, and also taking into account new responsibilities. The Compensation Committee exercises judgment and discretion in the information it reviews and the analysis it considers, and where appropriate, also considers non-financial performance measures. These include increases in market share, financial strength, regulator reviews, efficiency gains, improvements in services and improvements in relations with customers and employees.

      The salary increase program allows discretionary salary increases based on individual performance. It provides the President and Chief Executive Officer the opportunity to recognize changes in individual responsibilities and performance levels.

Annual Bonus

      The Corporation's Chief Executive Officer and President and the Executive Officers are eligible for annual cash bonuses under the terms of the Corporation's Officer Performance Bonus Plan. Under such Plan, the Compensation Committee exercises judgment and discretion in the information it reviews and the analysis it considers, and where appropriate, also considers non-financial performance measures in order to provide executive officers with an annual bonus.

Conclusion

      Through the programs described above, a significant portion of the Corporation's executive compensation is linked directly to individual and corporate performance. The Compensation Committee intends to continue the policy of linking executive compensation to corporate performance, recognizing that the volatility of the business cycle from time to time may result in an imbalance for a particular period.

      Submitted by

      Mr. Victor Arbulu
      Mr. Gonzalo de las Heras
      Mr. Jesus M. Zabalza

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee operates pursuant to a Charter that was adopted by the Board of Directors of the Corporation on March 18, 2004. The Charter was amended and reviewed by the Audit Committee on March 18, 2004. A copy of such Charter was reproduced as Exhibit B to the proxy statement circulated to shareholders in connection to the 2004 Annual Meeting of Stockholders and is available on our website at www.santandernet.com.

      The role of the Audit Committee is to assist the Corporation's Board of Directors in its oversight of the Corporation's financial reporting process and the Corporation's internal and external audit processes. As set forth in the Charter, management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation's financial statements, and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to achieve compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm of the Corporation is responsible for auditing the Corporation's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America and the effectiveness of the Corporation's internal controls over financial reporting.

      The members of the Audit Committee are not employees of the Corporation. All members of the Audit Committee are financially literate, but generally are not, and do not represent themselves to be, engaged professionally in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, including matters relating to the determination of the independence of outside auditors. However, at least one member of the audit committee shall have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment. Moreover, as set forth in the Charter, the Audit Committee relies on and makes no independent verification of the financial and other information presented to it or representations made by management or the independent registered public accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, and internal controls and procedures, designed to achieve compliance with accounting standards and applicable laws and regulations.

      In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements of the Corporation for the fiscal year ended December 31, 2004 with management and the independent registered public accountants; and management's assessment of the effectiveness of the Corporation's internal control and the independent registered public accounting firm's report on internal control over financial reporting. The Audit Committee has also discussed with the independent registered public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently modified or supplemented. The Audit Committee has obtained a report from the independent auditor that addresses certain matters related to quality, quality control, and independence, as required by the NYSE listing standards. Finally, the Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), as currently modified or supplemented, has considered whether the provision of non-audit-services by the independent registered public accounting firm to the Corporation is compatible with maintaining their independence, and has discussed with the independent registered public accounting firm its independence from the Corporation and its management.

      Based on the Audit Committee's review of the audited financial statements, management's assessment of the effectiveness of internal controls over financial reporting and the independent registered public accounting firm's report thereon. and the discussions referred to above with management and the independent registered public accounting firm and subject to the limitations on the role and responsibilities of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Board of Directors that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

      Submitted by:

      Mr. Victor Arbulu                  Director
      Mr. Vicente Gregorio               Director
      Mr. Stephen A. Ferriss             Director
      Mr. Roberto H. Valentin            Director

                            DISCLOSURE OF AUDIT FEES

      The following is a description of the fees paid or accrued by the Corporation and its subsidiaries for the audits and other services provided by Deloitte & Touche LLP ("D&T") for the fiscal years ended December 31, 2004 and 2003.

Audit Fees

      The aggregate "Audit Fees" paid or accrued by the Corporation for professional services rendered by D&T in connection with the audits of the Corporation's annual consolidated financial statements as of and for the fiscal years ended December 31, 2004 and 2003, the audit of the effectiveness of the Corporation's internal control over financial reporting as of December 31, 2004, and for the reviews of the consolidated financial statements included in the Corporation's quarterly report on Form 10-Q, the "Audit Related Fees", the "Tax Fees" and "All Other Fees" are summarized in the following table:

                                               2004                    2003
                                          --------------          --------------
Audit Fees                                  $1,010,170               $368,229
Audit-Related Fees                           $105,050                $153,597
Tax Fees                                        -                       -
All Other Fees                                  -                       -
                                          --------------          --------------
Total                                       $1,115,220               $521,826

      In considering the nature of the services provided by D&T, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with D&T and the Corporation's management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Pre-Approval Policy and Procedures

      All auditing services and non-audit services must be pre-approved by the Audit Committee. Pre-approval is waived for non-audit services if: (1) the aggregate dollar value of such services does not exceed $10,000; (2) such services were not recognized by the Corporation at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of and approved by the Audit Committee prior to the completion of the audit. All audit and non-audit services were pre-approved by the Audit Committee. The Chairman must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.

                        TRANSACTIONS WITH RELATED PARTIES

      The Bank has had loan transactions with the Corporation's directors and officers, and proposes to continue such transactions in the ordinary course of its business, on substantially the same terms, including interest rates and collateral, as those prevailing for comparable loan transactions with other people. The extensions of credit have not involved and do not currently involve more than normal risks of collectibility or present other unfavorable features.

                         THE CORPORATION'S COMMON STOCK

      The stock performance graph presented below compares the cumulative total stockholder return of the Common Stock of Santander BanCorp (SBP) from January 1, 2003 to December 31, 2004, with the cumulative total return of the Small Cap Commercial Banks (S6CBNK) and the Puerto Rico Stock Index (PRSI). The graph represents the performance of $100 invested on January 1, 2003 at $13.06 per share. The Board of Directors of the Bank acknowledges that the market price of the Common Stock is influenced by many factors and the Bank's performance is only one of those. The stock price shown in the graph is not necessarily indicative of future performance.

                              [PERFORMANCE CHART]

   [The Following table was depicted as a line chartin the printed material.]

                            SBP                            PRSI                             Benchmark

                        SBP Equity                    PRSI Index                  Small Cap Comm Banks Index
  Date             Last Px     Equivalent      Last Px          Equivalent        Last Px          Equivalent
12/31/03            22.14        100.00       14,637.32           100.00           546.35           100.00
01/02/04            22.33        100.86       14,646.87           100.07           542.80            99.35
01/05/04            22.94        103.61       14,547.27            99.38           542.12            99.23
01/06/04            22.86        103.29       14,549.55            99.40           537.44            98.37
01/07/04            23.23        104.93       14,663.46           100.18           543.28            99.44
01/08/04            23.64        106.78       14,700.27           100.43           543.76            99.53
01/09/04            23.65        106.82       14,782.48           100.99           539.09            98.67
01/12/04            23.85        107.76       14,835.73           101.36           541.86            99.18
01/13/04            24.09        108.83       14,924.04           101.96           542.24            99.25
01/14/04            24.09        108.83       15,006.63           102.52           544.04            99.58
01/15/04            23.71        107.10       15,168.44           103.63           546.05            99.95
01/16/04            23.97        108.30       15,320.92           104.67           544.72            99.70
01/20/04            24.18        109.24       15,379.49           105.07           551.71           100.98
01/21/04            24.36        110.06       15,412.89           105.30           553.02           101.22
01/22/04            24.05        108.62       15,403.37           105.23           544.55            99.67
01/23/04            23.73        107.19       15,374.43           105.04           551.60           100.96
01/26/04            25.45        114.99       15,607.05           106.63           558.66           102.25
01/27/04            25.50        115.19       15,315.04           104.63           555.44           101.66
01/28/04            25.23        113.96       15,028.69           102.67           551.24           100.90
01/29/04            24.86        112.32       14,914.10           101.89           549.89           100.65
01/30/04            24.95        112.73       14,958.60           102.19           549.56           100.59
02/02/04            24.86        112.32       15,068.77           102.95           549.77           100.63
02/03/04            24.86        112.32       15,080.10           103.03           550.80           100.81
02/04/04            24.55        110.88       14,906.17           101.84           539.32            98.71
02/05/04            24.36        110.06       14,966.69           102.25           543.21            99.43
02/06/04            24.44        110.39       15,208.27           103.90           555.70           101.71
02/09/04            24.29        109.73       15,172.00           103.65           553.81           101.37
02/10/04            24.47        110.55       15,350.62           104.87           563.39           103.12
02/11/04            24.55        110.88       15,332.22           104.75           564.46           103.31
02/12/04            24.77        111.91       15,273.93           104.35           558.85           102.29
02/13/04            24.81        112.07       15,383.25           105.10           552.36           101.10
02/17/04            24.65        111.38       15,371.47           105.02           562.12           102.89
02/18/04            25.23        113.96       15,430.00           105.42           559.54           102.41
02/19/04            25.25        114.05       15,416.99           105.33           556.27           101.82
02/20/04            25.18        113.76       15,382.64           105.09           558.42           102.21
02/23/04            25.23        113.96       15,309.87           104.59           554.70           101.53
02/24/04            24.12        108.95       15,131.54           103.38           554.67           101.52
02/25/04            23.95        108.21       15,307.49           104.58           562.54           102.96
02/26/04            23.71        107.10       15,348.21           104.86           564.74           103.37
02/27/04            24.04        108.58       15,377.99           105.06           565.56           103.52
03/01/04            23.64        106.78       15,383.23           105.10           569.53           104.24
03/02/04            24.29        109.73       15,297.64           104.51           563.81           103.20
03/03/04            24.29        109.73       15,244.97           104.15           565.90           103.58
03/04/04            24.22        109.40       15,288.80           104.45           569.18           104.18
03/05/04            24.55        110.88       15,547.98           106.22           571.44           104.59
03/08/04            24.34        109.94       15,418.03           105.33           565.01           103.42
03/09/04            25.45        114.99       15,370.34           105.01           563.79           103.19
03/10/04            24.95        112.73       15,314.92           104.63           558.31           102.19
03/11/04            24.76        111.87       15,068.31           102.94           552.31           101.09
03/12/04            25.18        113.76       15,241.43           104.13           561.01           102.68
03/15/04            25.15        113.59       15,030.20           102.68           546.51           100.03
03/16/04            24.92        112.57       15,085.52           103.06           550.69           100.79
03/17/04            25.09        113.35       15,182.52           103.72           560.33           102.56
03/18/04            24.89        112.44       15,077.02           103.00           555.65           101.70
03/19/04            24.69        111.54       15,054.76           102.85           552.77           101.18
03/22/04            24.59        111.09       14,897.26           101.78           547.12           100.14
03/23/04            24.86        112.32       15,004.07           102.51           548.94           100.47
03/24/04            24.62        111.21       14,962.38           102.22           545.13            99.78
03/25/04            24.47        110.55       15,024.18           102.64           552.50           101.13
03/26/04            24.75        111.83       15,125.85           103.34           549.48           100.57
03/29/04            25.17        113.72       15,367.26           104.99           556.42           101.84
03/30/04            25.44        114.91       15,316.06           104.64           559.97           102.49
03/31/04            25.00        112.94       15,313.78           104.62           563.20           103.08
04/01/04            25.05        113.14       15,434.38           105.45           566.62           103.71
04/02/04            25.36        114.58       15,309.87           104.59           567.86           103.94
04/05/04            25.91        117.04       15,130.19           103.37           567.68           103.90
04/06/04            25.53        115.32       15,260.26           104.26           565.58           103.52
04/07/04            26.32        118.89       15,340.20           104.80           568.83           104.11
04/08/04            25.82        116.63       15,258.44           104.24           563.39           103.12
04/12/04            26.25        118.60       15,264.57           104.29           567.76           103.92
04/13/04            25.82        116.63       14,922.46           101.95           552.60           101.14
04/14/04            25.17        113.72       14,447.18            98.70           542.75            99.34
04/15/04            25.25        114.09       14,450.26            98.72           537.40            98.36
04/16/04            25.50        115.19       14,581.80            99.62           541.64            99.14
04/19/04            25.27        114.17       14,520.11            99.20           542.29            99.26
04/20/04            25.12        113.47       14,297.50            97.68           536.42            98.18
04/21/04            25.36        114.58       14,327.88            97.89           541.31            99.08
04/22/04            26.64        120.33       14,582.30            99.62           550.08           100.68
04/23/04            27.41        123.82       14,664.77           100.19           549.29           100.54
04/26/04            27.91        126.08       14,656.84           100.13           544.79            99.71
04/27/04            28.41        128.34       14,730.45           100.64           547.08           100.13
04/28/04            27.16        122.71       14,465.49            98.83           538.18            98.50
04/29/04            27.30        123.33       14,419.39            98.51           535.05            97.93
04/30/04            27.29        123.29       14,528.96            99.26           537.28            98.34
05/03/04            27.27        123.20       14,525.62            99.24           539.24            98.70
05/04/04            27.31        123.37       14,566.72            99.52           543.33            99.45
05/05/04            27.45        123.98       14,541.23            99.34           547.08           100.13
05/06/04            26.75        120.86       14,555.13            99.44           541.80            99.17
05/07/04            26.28        118.73       14,094.00            96.29           527.99            96.64
05/10/04            25.82        116.63       13,782.15            94.16           522.10            95.56
05/11/04            25.41        114.78       13,848.68            94.61           527.60            96.57
05/12/04            24.55        110.88       13,832.23            94.50           528.97            96.82
05/13/04            24.55        110.92       14,250.80            97.36           528.85            96.80
05/14/04            24.07        108.75       14,183.88            96.90           529.31            96.88
05/17/04            23.95        108.17       14,057.27            96.04           522.30            95.60
05/18/04            23.91        108.01       14,134.92            96.57           529.81            96.97
05/19/04            24.15        109.12       14,117.25            96.45           526.60            96.39
05/20/04            24.27        109.65       14,181.55            96.89           528.40            96.71
05/21/04            24.50        110.68       14,165.03            96.77           534.21            97.78
05/24/04            24.87        112.36       14,173.27            96.83           535.92            98.09
05/25/04            26.23        118.48       14,451.59            98.73           545.02            99.76
05/26/04            26.05        117.66       14,619.80            99.88           553.06           101.23
05/27/04            25.87        116.88       14,657.61           100.14           553.03           101.22
05/28/04            25.82        116.63       14,662.30           100.17           555.65           101.70
06/01/04            26.11        117.95       14,658.92           100.15           553.14           101.24
06/02/04            26.05        117.66       14,634.50            99.98           558.13           102.16
06/03/04            25.84        116.71       14,482.45            98.94           549.32           100.54
06/04/04            25.72        116.18       14,683.41           100.31           554.80           101.55
06/07/04            25.97        117.33       14,926.35           101.97           561.54           102.78
06/08/04            26.09        117.86       14,875.03           101.62           560.79           102.64
06/09/04            25.67        115.98       14,706.99           100.48           554.97           101.58
06/10/04            25.83        116.67       14,682.05           100.31           555.59           101.69
06/14/04            24.64        111.29       14,452.19            98.74           548.79           100.45
06/15/04            24.27        109.65       14,602.66            99.76           553.87           101.38
06/16/04            24.19        109.28       14,609.48            99.81           555.89           101.75
06/17/04            23.06        104.19       14,658.22           100.14           557.62           102.06
06/18/04            22.85        103.24       14,545.37            99.37           559.74           102.45
06/21/04            22.60        102.09       14,587.19            99.66           560.33           102.56
06/22/04            21.66         97.86       14,559.87            99.47           564.58           103.34
06/23/04            22.14        100.00       14,642.61           100.04           568.57           104.07
06/24/04            22.62        102.18       14,708.06           100.48           566.40           103.67
06/25/04            22.00         99.38       14,681.32           100.30           566.42           103.67
06/28/04            22.15        100.08       14,722.17           100.58           568.52           104.06
06/29/04            22.35        100.94       14,628.88            99.94           572.31           104.75
06/30/04            22.47        101.52       14,776.58           100.95           573.55           104.98
07/01/04            22.09         99.79       14,679.99           100.29           566.51           103.69
07/02/04            22.04         99.55       14,798.93           101.10           571.18           104.54
07/06/04            21.82         98.56       14,852.55           101.47           565.93           103.58
07/07/04            22.15        100.04       14,864.15           101.55           567.60           103.89
07/08/04            22.08         99.75       14,694.21           100.39           563.04           103.05
07/09/04            22.09         99.79       14,665.44           100.19           563.20           103.08
07/12/04            22.18        100.21       14,880.80           101.66           567.94           103.95
07/13/04            22.89        103.41       14,942.30           102.08           568.61           104.07
07/14/04            23.21        104.85       15,036.28           102.73           566.39           103.67
07/15/04            23.70        107.06       14,946.82           102.11           567.73           103.91
07/16/04            23.80        107.52       15,145.93           103.47           568.89           104.13
07/19/04            23.76        107.33       15,217.85           103.97           572.69           104.82
07/20/04            24.05        108.64       15,281.45           104.40           576.15           105.45
07/21/04            23.80        107.52       15,144.16           103.46           564.21           103.27
07/22/04            23.70        107.06       15,179.52           103.70           559.34           102.38
07/23/04            24.15        109.10       15,168.05           103.63           555.70           101.71
07/26/04            23.85        107.74       15,185.31           103.74           554.53           101.50
07/27/04            23.75        107.29       15,278.83           104.38           563.25           103.09
07/28/04            23.48        106.07       15,326.10           104.71           558.46           102.22
07/29/04            22.65        102.32       15,525.06           106.06           564.07           103.24
07/30/04            23.00        103.90       15,637.02           106.83           564.68           103.35
08/02/04            22.84        103.18       15,686.03           107.16           566.78           103.74
08/03/04            22.45        101.42       15,587.39           106.49           561.97           102.86
08/04/04            22.21        100.33       15,632.46           106.80           565.47           103.50
08/05/04            22.50        101.64       15,539.30           106.16           558.16           102.16
08/06/04            22.78        102.91       15,571.95           106.39           551.71           100.98
08/09/04            22.08         99.75       15,407.12           105.26           550.38           100.74
08/10/04            22.24        100.47       15,666.14           107.03           558.19           102.17
08/11/04            22.25        100.51       15,661.22           107.00           562.35           102.93
08/12/04            22.10         99.84       15,607.31           106.63           554.85           101.56
08/13/04            22.50        101.64       15,686.63           107.17           557.10           101.97
08/16/04            22.51        101.69       15,799.69           107.94           566.10           103.61
08/17/04            22.10         99.84       15,844.57           108.25           567.07           103.79
08/18/04            22.80        103.00       16,126.36           110.17           575.12           105.27
08/19/04            22.94        103.63       16,127.57           110.18           572.71           104.82
08/20/04            23.01        103.95       16,300.56           111.36           580.52           106.25
08/23/04            24.20        109.32       16,294.09           111.32           575.21           105.28
08/24/04            24.80        112.03       16,367.25           111.82           580.66           106.28
08/25/04            24.61        111.17       16,446.32           112.36           584.64           107.01
08/26/04            24.66        111.40       16,482.53           112.61           583.44           106.79
08/27/04            24.88        112.39       16,493.23           112.68           585.90           107.24
08/30/04            24.60        111.13       16,392.01           111.99           583.09           106.72
08/31/04            24.33        109.91       16,473.52           112.54           585.66           107.20
09/01/04            24.17        109.19       16,551.69           113.08           587.38           107.51
09/02/04            24.07        108.73       16,585.41           113.31           590.98           108.17
09/03/04            24.12        108.96       16,674.14           113.92           590.87           108.15
09/07/04            24.26        109.59       16,923.51           115.62           598.98           109.63
09/08/04            24.10        108.87       17,002.92           116.16           594.76           108.86
09/09/04            24.28        109.68       17,052.13           116.50           601.06           110.01
09/10/04            24.46        110.50       17,361.36           118.61           603.32           110.43
09/13/04            24.97        112.80       17,475.64           119.39           604.36           110.62
09/14/04            25.11        113.43       17,455.80           119.26           602.73           110.32
09/15/04            25.02        113.03       17,417.43           118.99           600.47           109.91
09/16/04            25.09        113.34       17,553.19           119.92           602.22           110.23
09/17/04            25.00        112.94       17,470.47           119.36           599.10           109.65
09/20/04            24.53        110.81       17,469.96           119.35           593.09           108.55
09/21/04            24.42        110.32       17,623.43           120.40           595.14           108.93
09/22/04            24.42        110.32       17,452.19           119.23           582.58           106.63
09/23/04            24.44        110.41       17,351.91           118.55           580.69           106.29
09/24/04            24.39        110.18       17,340.84           118.47           580.05           106.17
09/27/04            24.53        110.81       17,115.04           116.93           572.07           104.71
09/28/04            24.49        110.63       17,345.48           118.50           578.70           105.92
09/29/04            25.00        112.94       17,429.86           119.08           585.01           107.08
09/30/04            25.00        112.94       17,508.19           119.61           583.53           106.81
10/01/04            25.30        114.29       17,635.35           120.48           594.22           108.76
10/04/04            25.39        114.70       17,718.17           121.05           595.59           109.01
10/05/04            25.46        115.01       17,580.89           120.11           591.66           108.29
10/06/04            25.50        115.19       17,850.94           121.95           597.85           109.43
10/07/04            25.29        114.25       17,666.22           120.69           589.15           107.83
10/08/04            25.41        114.79       17,675.83           120.76           585.41           107.15
10/11/04            25.45        114.97       17,645.48           120.55           590.77           108.13
10/12/04            25.70        116.10       17,720.17           121.06           591.95           108.35
10/13/04            25.20        113.84       17,465.00           119.32           587.80           107.59
10/14/04            25.17        113.70       17,176.03           117.34           579.84           106.13
10/15/04            25.57        115.51       17,399.46           118.87           588.30           107.68
10/18/04            25.35        114.52       17,270.14           117.99           590.39           108.06
10/19/04            25.44        114.92       17,266.92           117.97           591.47           108.26
10/20/04            25.62        115.74       17,030.12           116.35           589.88           107.97
10/21/04            25.41        114.79       16,991.66           116.08           598.52           109.55
10/22/04            24.82        112.12       16,856.16           115.16           595.17           108.94
10/25/04            25.47        115.06       16,914.72           115.56           604.32           110.61
10/26/04            25.47        115.06       17,242.23           117.80           614.45           112.46
10/27/04            25.90        117.00       17,311.05           118.27           623.26           114.08
10/28/04            26.80        121.07       17,720.23           121.06           621.64           113.78
10/29/04            27.90        126.04       17,879.11           122.15           621.57           113.77
11/01/04            27.94        126.22       17,883.23           122.18           621.02           113.67
11/02/04            27.64        124.86       17,892.70           122.24           622.13           113.87
11/03/04            27.55        124.46       18,115.49           123.76           633.38           115.93
11/04/04            27.90        126.04       18,386.25           125.61           639.48           117.05
11/05/04            28.15        127.17       18,457.71           126.10           640.01           117.14
11/08/04            28.76        129.92       18,574.66           126.90           637.23           116.63
11/09/04            28.70        129.65       18,619.67           127.21           640.49           117.23
11/10/04            27.40        123.78       18,665.60           127.52           639.78           117.10
11/11/04            26.99        121.93       18,892.01           129.07           647.64           118.54
11/12/04            27.97        126.35       19,002.39           129.82           652.09           119.35
11/15/04            27.50        124.23       19,042.28           130.09           652.77           119.48
11/16/04            27.42        123.87       18,951.03           129.47           641.16           117.35
11/17/04            27.10        122.42       19,021.54           129.95           644.02           117.88
11/18/04            27.14        122.60       18,958.39           129.52           642.22           117.55
11/19/04            26.76        120.89       18,768.75           128.23           632.49           115.77
11/22/04            26.90        121.52       18,929.78           129.33           643.40           117.76
11/23/04            27.25        123.10       19,055.86           130.19           646.50           118.33
11/24/04            27.30        123.33       19,080.90           130.36           648.46           118.69
11/26/04            27.50        124.23       19,064.70           130.25           648.92           118.77
11/29/04            27.38        123.69       19,004.25           129.83           652.06           119.35
11/30/04            27.10        122.42       19,126.46           130.67           655.69           120.01
12/01/04            27.87        125.90       19,496.02           133.19           668.17           122.30
12/02/04            28.23        127.53       19,554.89           133.60           666.45           121.98
12/03/04            28.51        128.79       19,362.96           132.28           657.71           120.38
12/06/04            28.65        129.42       19,408.74           132.60           653.80           119.67
12/07/04            28.59        129.15       19,033.46           130.03           636.70           116.54
12/08/04            28.48        128.66       18,909.24           129.19           640.07           117.15
12/09/04            28.59        129.15       19,009.16           129.87           638.25           116.82
12/10/04            28.61        129.24       19,108.51           130.55           640.99           117.32
12/13/04            28.44        128.48       19,217.90           131.29           646.84           118.39
12/14/04            28.49        128.70       19,367.99           132.32           649.53           118.89
12/15/04            28.60        129.20       19,466.32           132.99           652.06           119.35
12/16/04            28.23        127.53       19,503.04           133.24           644.05           117.88
12/17/04            28.60        129.20       19,452.40           132.90           642.11           117.53
12/20/04            28.50        128.75       19,474.41           133.05           640.48           117.23
12/21/04            29.00        131.01       19,607.17           133.95           650.14           119.00
12/22/04            29.32        132.45       19,647.22           134.23           651.44           119.23
12/23/04            29.65        133.94       19,730.98           134.80           651.46           119.24
12/27/04            29.70        134.17       19,693.08           134.54           643.92           117.86
12/28/04            30.24        136.61       20,045.43           136.95           652.62           119.45
12/29/04            30.45        137.56       20,031.47           136.85           650.36           119.04
12/30/04            30.17        136.29       20,136.63           137.57           648.93           118.78
12/31/04            30.16        136.25       20,207.81           138.06           649.94           118.96

                  PROPOSAL TWO: 2005 EMPLOYEE STOCK OPTION PLAN

Introduction

      On March 16, 2005, the Board of Directors adopted, subject to shareholder approval, the 2005 Employee Stock Option Plan (the "2005 Option Plan"). The principal features of the 2005 Option Plan are summarized below. The summary is qualified by the complete text of the 2005 Option Plan, a copy of which is attached as Exhibit B to this Proxy Statement.

Purpose

      The 2005 Option Plan is intended to provide the Corporation and its subsidiaries with an effective means to attract and retain highly qualified personnel as well as to provide additional incentive to employees who provide services to the Corporation and its subsidiaries.

Administration of Plan

      The 2005 Option Plan provides that it will be administered by a committee (the "Committee") consisting of at least two directors appointed by the Board, each of whom is a "Non-Employee Director" within the meaning of Rule 16b-3 promulgated under the Exchange Act. The Committee has general authority to administer the plan, including the authority to determine the form of the option agreements to be used under the plan, and the terms and conditions to be included in such option agreements, subject to the ratification of the Board of Directors if such limitation is imposed by the Board of Directors.

Number of Authorized Shares

      Under the 2005 Option Plan, 500,000 shares of Common Stock, subject to adjustment for stock splits, recapitalizations and similar events, will be available for use. The shares are to be made available from authorized but un-issued shares of Common Stock or treasury stock.

Eligibility

      Any employee of the Corporation (including officers and directors who are also employees), or of any of its subsidiaries, is eligible to participate in the 2005 Option Plan. The selection of individuals eligible to participate is within the discretion of the Committee. Since the selection of participants and awards granted will be within the discretion of the Committee it is not possible to state the number of officers and other employees that will participate in the Plan or the amount and value of awards to be granted to such persons under the 2005 Option Plan.

Awards Under the 2005 Option Plan

      The 2005 Option Plan provides for the grant of stock options that are intended to qualify as "qualified stock options" ("QSOs") under Section 1046 of the Puerto Rico Code, and as "incentive stock options" under Section 422 of the Code ("ISOs"), or "non-statutory stock options" ("NSOs"). The Committee will designate in its discretion those employees of the Corporation and its subsidiaries who may participate in the 2005 Option Plan. Employees who are also directors are entitled to participate in the 2005 Option Plan.

      The exercise price with respect to options to be granted under the 2005 Option Plan will be determined by the Committee at the time of grant. Under the 2005 Option Plan, the option exercise price may not be less than 100% of the fair market value of the Common Stock on the date of grant. Fair market value is defined as the closing price of the Common Stock on the date of grant as reported on the New York Stock Exchange (or the principal national securities exchange on which the shares of Common Stock trade) or, if no price is reported on such day, then on the next preceding day on which such price was reported. Payments for shares upon exercise of stock options may be made either in cash or, with the consent of the Committee, by exchanging shares of Common Stock at their fair market value, or a combination of both.

      No person may receive an ISO if, at the time of grant, such person (a "10% Holder") owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Corporation unless the option price is at least 110% of the fair market value of the Common Stock and such option is not exercisable more than five years after its date of grant. There is also a $100,000 limit on the value of stock determined at the time of grant of a QSO or an ISO that may become exercisable for the first time in any calendar year.

      The maximum option term is ten years from the date of grant, except for 10% Holders in the case of ISOs, in which case the maximum term is five years. Options shall be exercisable solely as provided in the respective employee's option contract. No option may be granted more than 10 years after the effective date of the 2005 Option Plan.

      If an employee's employment with the Corporation or a subsidiary terminates by reason of death, his or her stock options, whether or not then exercisable, may be exercised by the employee or by the estate, heir or legatee of the employee within one year after such termination of employment (but not later than the date the options would otherwise expire). If the employee's employment terminates for any reason other than death, stock options held by such employee terminate on the date of such termination (but not later than the date the option would otherwise expire). The Committee, in its discretion, may extend an option's termination period if the employee's employment terminates due to disability, retirement in accordance with the Corporation's retirement plan or because the employee's employing subsidiary ceases to be a subsidiary of the Corporation.

      Options are not transferable, except by will or applicable laws of descent and distribution.

Change in Control

      Under the 2005 Option Plan, upon the occurrence of certain "change of control" transactions involving the Corporation, all options then outstanding under the 2005 Option Plan become immediately exercisable.

Amendments and Termination

      The Corporation's Board of Directors may suspend, amend, modify or terminate the 2005 Option Plan, without shareholder approval, except to the extent required by the Puerto Rico Code or the Code to permit the granting of QSOs and ISOs under the 2005 Option Plan or by the rules of any securities exchanges or automated quotation system on which the shares of Common Stock of the Corporation trade. If the Board of Directors voluntarily submits a proposed amendment, supplement, modification or termination for stockholder approval, such submission will not require any further amendments, supplements or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for stockholder approval.

      Unless previously terminated, the 2005 Option Plan will terminate on March 16, 2015, the tenth anniversary of the effective date of the 2005 Option Plan. Options may not be granted under the 2005 Option Plan after such date. Awards granted prior to a termination of the 2005 Option Plan shall continue in accordance with their terms following such termination. No amendment, suspension, modification or termination of the 2005 Option Plan shall adversely affect the rights of an employee in awards previously granted without such employee's consent.

Tax Withholding

      The Committee may require payment, or withhold payments made by the 2005 Option Plan, in order to satisfy applicable withholding tax requirements.

Tax Consequences

      Puerto Rico Code. A recipient of a QSO does not recognize income at the time of the grant of an option. In addition, no income is recognized at the time a QSO is exercised. On a subsequent sale or exchange of the shares acquired pursuant to the exercise of a QSO, the optionee may have taxable long-term or short-term capital gain or loss, depending on whether the shares were held for more than six months, measured by the difference between the amount realized on the disposition of such shares and his or her tax basis in such shares. Tax basis will, in general, be the amount paid for the shares. The Corporation will not be entitled to a business expense deduction in respect of the grant of the option, the exercise thereof or the disposition of the shares.

      With respect to a NSO, a recipient of a NSO does not recognize income at the time of grant of the NSO. The difference between the fair market value of the shares of stock on the date of exercise and the stock option exercise price generally will be treated as compensation income upon exercise, and the Corporation will be entitled to a deduction in the amount of income so recognized by the optionee. Upon a subsequent disposition of the shares, the difference between the amount received by the optionee and the fair market value of the shares of stock on the option exercise date will be treated as long or short-term capital gain or loss, depending on whether the shares were held for more than six months.

      Federal Tax Consequences. The Corporation is organized under the laws of the Commonwealth of Puerto Rico and, at the present time, it is not engaged in any trade or business in the United States. Accordingly, it is subject generally to a flat 30% federal income tax on its fixed or determinable, annual or periodic income, if any, from sources within the United States. The Corporation would only be entitled to claim deductions in computing its U.S. income tax liability to the extent such deductions were directly related to any income effectively connected with the conduct of a trade or business in the United States. Because the Corporation is a Puerto Rico corporation, it is not required to pay federal income taxes on its trade or business income except for any income related to the conduct of a trade or business in the United States, the limitations imposed by Section 162(m) of the Code for compensation to certain highly paid executives should not limit the tax deductions available to the Corporation in connection with the 2005 Option Plan. For purposes of the discussion below, some of the QSOs granted under the 2005 Option Plan may also be treated as ISOs for purposes of Sections 421 and 422 of the Code.

      Residents of Puerto Rico. Recipients of stock options who are residents of Puerto Rico during the entire taxable year and perform services for the Corporation or its subsidiaries in Puerto Rico, will not have any gross income for federal income tax purposes in respect of the grant or the exercise of stock options.

      Non-Residents of Puerto Rico and Residents of Puerto Rico who Perform Services Outside of Puerto Rico. In general, an optionee, who is a non-resident of Puerto Rico or a resident of Puerto Rico who performs services outside Puerto Rico, will not recognize taxable income upon grant or exercise of an ISO and the Corporation and its subsidiaries will not be entitled to any business expense deduction with respect to the grant or exercise of an ISO. However, upon the exercise of an ISO, the excess of the fair market value on the date of exercise of the shares received over the exercise price of the shares will be treated as an adjustment to alternative minimum taxable income. In order for the exercise of an ISO to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Corporation or its subsidiaries (within the meaning of Section 422 of the Code) from the date the ISO is granted through the date three months before the date of exercise.

      If the optionee has held the shares acquired upon exercise of an ISO for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the shares by the optionee, the difference, if any, between the sales price of the shares and the exercise price of the option will be treated as long-term capital gain or loss. If the optionee does not satisfy these holding period requirements, the optionee will recognize ordinary income at the time of the disposition of the shares, generally in an amount equal to excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. The balance of the gain realized, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised. If the optionee sells the shares prior to the satisfaction of the holding period requirements but at a price below the fair market value of the shares at the time the option was exercised, the amount of ordinary income will be limited to the amount realized on the sale over the exercise price of the option. Subject to any limitations imposed by Section 162(m) of the Code for federal income tax purposes, the employee including such compensation in income and certain reporting requirements, the Corporation and its subsidiaries will be allowed a business expense deduction to the extent the optionee recognized ordinary income. Upon any subsequent sale of the shares, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

      In general, an optionee, who is a non-resident of Puerto Rico or a resident of Puerto Rico who performs services outside of Puerto Rico, to whom an NSO is granted will recognize no income at the time of the grant of the option. Upon exercise of an NSO, an optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the option (or, if the optionee is subject to restrictions imposed by Section 16(b) of the Exchange Act, upon the lapse of those restrictions, unless the optionee makes a special election within 30 days after exercise to have income determined without regard to the restrictions). Subject to any limitations imposed Section 162(m) of the Code for federal income tax purpose, the employee including such compensation in income and certain reporting requirements, the Corporation will be entitled to a tax deduction in the same amount. Upon a subsequent sale of the shares, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

      Under the 2005 Option Plan, upon the occurrence of certain "change in control" transactions involving the Corporation, all options then outstanding under the 2005 Option Plan become immediately exercisable. Under certain circumstances, compensation payments attributable to such options may be treated as "parachute payments" under the Code, in which case a portion of such payments may be nondeductible to the Corporation for federal income tax purposes and the recipient may be subject to a 20% excise tax under the Code.

Vote Required and Recommendation

      The affirmative vote of the majority of the votes present in person or by proxy by stockholders entitled to vote at the Annual Meeting is required to approve the 2005 Option Plan. Therefore, abstentions shall have the effect of a vote against the proposal. Broker-non-votes will have no effect on the proposal.

      THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE 2005 EMPLOYEE STOCK OPTION PLAN. THE VOTE OF THE HOLDERS OF THE MAJORITY OF THE TOTAL VOTES ELIGIBLE TO BE CAST AT THE ANNUAL MEETING IS REQUIRED FOR THE APPROVAL OF THIS PROPOSAL.

          PROPOSAL THREE: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Subject to ratification by the stockholders at the annual meeting, the Audit Committee of the Board of Directors has appointed D&T to audit our consolidated financial statements for the fiscal year ending December 31, 2005 and management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2005. D&T audited our consolidated financial statements for the fiscal years ended December 31, 2003 and 2004 and management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2004. Representatives of D&T will be present at the annual meeting and have the opportunity to make a statement if they so desire, and will also be available to respond to appropriate questions.

      If the stockholders do not ratify the appointment of D&T, the selection of our independent registered public accountants will be reconsidered by the Audit Committee.

      THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF D&T AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005. THE VOTE OF THE HOLDERS OF THE MAJORITY OF THE TOTAL VOTES ELIGIBLE TO BE CAST AT THE ANNUAL MEETING IS REQUIRED FOR THE APPROVAL OF THIS PROPOSAL.

            PROPOSALS OF SECURITY HOLDERS TO BE PRESENTED AT THE 2006
                         ANNUAL MEETING OF STOCKHOLDERS

      Stockholders' proposals intended to be presented at the 2006 Annual Meeting of Stockholders must be received by the Corporate Secretary, at its principal executive offices, Santander BanCorp, 207 Ponce de Leon Avenue, San Juan, Puerto Rico, 00918, not later than November 24, 2005 for inclusion in the Corporation's Proxy

Statement and Form of Proxy relating to the 2006 Annual Meeting of Stockholders. If a Stockholder who otherwise desires to bring a proposal before the 2006 Annual Meeting of Stockholders does not notify the Corporation of its intent to do so or before February 10, 2006, then the proposal will be untimely, and the proxies will be able to vote on the proposal in their discretion.

                          COMMUNICATION WITH DIRECTORS

      The Corporation has established procedures for stockholders or other interested parties to communicate directly with the Board of Directors. Such parties may contact the Board of Directors by mail at: Santander BanCorp, Investor Relations, Attention: Mr. Gonzalo de las Heras, Chairman of the Board, P.O. Box 362589, San Juan, P.R. 00936-2589. All communications made by this means will be received by the Chairman of the Board.

                                 CODE OF ETHICS

      The Corporation has adopted a Code of Ethics within the meaning of Item 406(b) of Regulation S-K of the Securities Exchange Act of 1934. This Code applies to the President & Chief Executive Officer, Chief Operating Officer, the Chief Accounting Officer, and other executive officers of the Corporation and its subsidiaries in order to achieve a conduct that reflects the Corporation's ethical principles. The Corporation has posted a copy of the code on its website at www.santandernet.com. Copies of the Code may be obtained free of charge from the Corporation's website at the above internet address.

                         ANNUAL REPORT AND OTHER MATTERS

      Enclosed with this Proxy Statement is the Corporation's Annual Report to Stockholders including the Annual Report on Form 10-K and the consolidated financial statements of the Corporation for the year ended December 31, 2004 and management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2004, duly certified by D&T as independent registered public accountants of the Corporation. Such Annual Report to Stockholders is not a part of these proxy solicitation materials.

      To avoid delays in ballot taking and counting, and in order to assure that your Proxy is voted in accordance with your wishes, compliance with the following instructions is respectfully requested: upon signing a Proxy as attorney, executor, administrator, trustee, guardian, authorized officer of a corporation, or on behalf of a minor, please give full title. If shares are in the name of more than one record holder, all should sign.

      Whether or not you plan to attend the Meeting, it is very important that your shares be represented and voted in the Meeting. Accordingly, you are urged to properly complete, sign, date and return your Proxy Card.

San Juan, Puerto Rico, March 24, 2005.        By Order of the Board of Directors


                                                /s/ Enrique R. Ubarri Baragano

                                               Enrique R. Ubarri Baragano, Esq.
                                                           Secretary

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                                       28

                                                                       Exhibit A

                  COMPENSATION AND NOMINATION COMMITTEE CHARTER

A. PURPOSE

            The purpose of the Compensation and Nomination Committee (the "Committee") shall be to carry out the Board of Directors' overall responsibility relating to executive compensation and support and advise the Board on the composition of the Board and executive management of Santander BanCorp.

            This Charter sets out the specific responsibilities delegated by the Board of Directors to the Committee and details the manner in which the Committee will operate.

B. STRUCTURE AND MEMBERSHIP

      1. Number. The Committee of the Board of Directors of Santander BanCorp shall consist of a minimum of three (3) directors.

      2. Independence. Except as otherwise permitted by the applicable rules of the New York Stock Exchange, each member of the Committee shall be an "independent director" as defined by the applicable rules of the New York Stock Exchange.

      3. Removal. The Board of Directors may remove members of the Committee from such committee, with or without cause, by a majority vote of the Board of Directors.

      4. Chair. Unless the Board of Directors elects a Chair of the Committee, the Committee shall elect a Chair by majority vote.

      5. Compensation. The compensation of Committee members shall be as determined by the Board of Directors.

C. AUTHORITY AND RESPONSIBILITIES

      General

            The Committee shall discharge its responsibilities, and shall assess the information provided by Santander BanCorp's management, in accordance with its business judgment.

      Compensation Matters

            1. CEO Compensation. The Committee shall annually review and approve corporate goals and objectives relevant to the compensation of Santander BanCorp's Chief Executive Officer (the "CEO"), evaluate the CEO's performance in light of those goals and objectives, and set the CEO's compensation level based on this evaluation.

            2. Executive Officer Compensation. The Committee shall review and approve executive officer (including CEO) compensation, including salary and bonus compensation levels; deferred compensation; executive perquisites; severance arrangements; change-in-control benefits and other forms of executive officer compensation. The Committee shall meet without the presence of executive officers when approving CEO compensation but may, in its discretion, invite the CEO to be present during approval of other executive officer compensation.

            3. Incentive Compensation. The Committee shall review Santander BanCorp's incentive compensation plans and recommend changes in such plans to the board as needed. The Committee shall have and shall exercise all the authority of the Board of Directors with respect to the administration of such plans.

            4. Director Compensation. The Committee shall periodically review and make recommendations to the Board of Directors with respect to director compensation.

            5. Committee Report on Executive Compensation. The Committee shall prepare for inclusion where necessary in a proxy or information statement of Santander Bancorp relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting).

            6. Consultants, Counsel and Advisors. The Committee shall have authority to retain such compensation consultants, outside counsel and other advisors as the committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

            7. Additional Powers. The Committee shall take such other action with respect to compensation matters as may be delegated from time to time by the Board of Directors.

                               Nomination Matters

      1. Appointments. The Committee shall establish a formal and transparent procedure for the selection and appointment of new directors to the Board and "executive officers" of Santander BanCorp, as such term is defined in 12 C.F.R. 215.2.

      2. Succession. The Committee shall regularly review the succession plans in place for membership of the Board and executive management of Santander BanCorp to ensure that an appropriate balance of skills, experience and expertise are maintained.

      3. Procedures. The Committee shall institute internal procedures for evaluating the performance of the Board, the directors, the Board committees and executive management.

      4. Commitment of Directors. The Committee shall review the time commitment required from a non-executive director and whether non-employee directors are meeting this requirement.

      5. Fulfillment of Responsibilities. The Committee shall take all reasonable steps to ensure that all individuals nominated for appointment to the Board as a non-employee director, expressly acknowledge, prior to their election that they are able to fulfil the responsibilities and duties expected of them.

D. PROCEDURES AND ADMINISTRATION

      1. Meetings. The Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Committee may also act by unanimous written consent in lieu of a meeting. A quorum shall comprise of two (2) members. The Committee shall keep such records of its meetings as it shall deem appropriate.

      2. Subcommittees. The Committee may form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances (including (a) a subcommittee consisting of a single member and (b) a subcommittee consisting of at least two members, each of whom qualifies as a "non-employee director" as such term is defined from time to time in Rule 16b-3 promulgated under the Exchange Act, and an "outside director" as such term is defined from time to time in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder).

      3. Reports to Board. The Committee shall report its actions and any recommendations to the Board after each Committee meeting and shall conduct and present to the Board an annual performance evaluation of the Committee.

      4. Charter. The Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

      5. Consulting Arrangements. The Committee shall have the authority to retain and terminate any compensation consultant to be used to assist in the evaluation of executive officer compensation and shall have authority to approve the consultant's fees and other retention terms. The Committee shall also have authority to commission compensation surveys or studies as the need arises. The Committee is empowered, without further action by the Board of Directors, to cause Santander BanCorp to pay the compensation of such consultants as established by the Committee.

      6. Independent Advisors. The Committee shall have the authority, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary to carry out its responsibilities. Such independent advisors may be the regular advisors to Santander BanCorp. The Committee is empowered, without further action by the Board of Directors, to cause Santander BanCorp to pay the compensation of such advisors as established by the Committee.

      7. Investigations. The Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Santander BanCorp to meet with the Committee or any advisors engaged by the Committee.

      This Charter will be effective immediately after its approval by the Board. The Secretary of the Board will certify it with his (her) signature and the corporate seal, indicating the date it was approved.

      Approved by the Committee Members and the Board of Directors

      Revised as of February 17, 2005

                                                                       Exhibit B

                                SANTANDER BANCORP
                         2005 EMPLOYEE STOCK OPTION PLAN

                            Effective March 16, 2005

SECTION 1. Introduction

      1.1 Purpose.

            The purposes of the Santander BanCorp 2005 Employee Stock Option Plan (the "Plan") is to provide Santander BanCorp (the "Corporation") and its subsidiaries with an effective means to attract and retain highly qualified personnel as well as to provide additional incentive to employees who provide services to the Corporation and its subsidiaries. The Plan is expected to contribute to the attainment of these objectives by offering selected employees the opportunity to acquire stock ownership interests in the Corporation.

      1.2 Consideration to Corporation for Issuance of Options: Agreements by Employees.

            Each Employee by signing and accepting an Option Contract will, if the Committee so requires, agree to remain employed by the Corporation or a Subsidiary for a specified period of time, and the consideration to the Corporation for the issuance of Options will be any such employment agreements as well as the benefits to the Corporation from the added incentive to the Employee of increased proprietorship in the Corporation. Nothing in the Plan or in any Option Contract shall confer on any individual any right to continue employed by the Corporation or any of its Subsidiaries or limit the right of the Corporation or any of its Subsidiaries to terminate Employment of an Employee at any time, with or without cause.

      1.3 Plan Subject to Ratification by Shareholders.

            The Plan shall become effective upon adoption by the Board of Directors, provided that the Plan is approved, within one year following its adoption by the Board of Directors, by a vote of the holders of a majority of the shares of Common Stock entitled to vote and present in person or by proxy at a duly held shareholders' meeting. No Option under the Plan may be granted more than 10 years after the earlier of the date the Plan is adopted or the date the Plan is approved by the shareholders of the Corporation, without further approval by the shareholders of the Corporation.

      1.4 Limitations on Number of Shares Issuable Under the Plan.

            Subject to the following provisions of this Section 1.4, the aggregate number of shares of Common Stock which may be issued under the Plan shall be limited to 500,000. The shares of Common Stock for which Options may be granted may consist of either authorized but un-issued shares of Common Stock or shares of Common Stock which have been issued and which shall have been heretofore or hereafter reacquired by the Corporation. The total number of shares subject to Options authorized under the Plan shall be subject to increase or decrease in order to give effect to the adjustment provisions of Section 3.2 hereof or any amendment adopted as provided in Section 4.2 hereof. If any Option granted under the Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the corresponding number of non-purchased shares shall again be available for purposes of the Plan.


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

      1.5 Definitions.

            The following terms shall have the meanings set forth below:

            1.5.1 Board or Board of Directors. The Board of Directors of the Corporation.

            1.5.2 Committee. The committee or committees as shall be appointed by the Board of Directors to administer the Plan pursuant to the provisions of Section 4.1 hereof.

            1.5.3 Common Stock. The Corporation's presently authorized common stock, par value $2.50 per share, except as this definition may be modified pursuant to the provisions of Section 3.2 hereof.

            1.5.4 Disability. Complete and permanent inability by reason of illness or accident to perform the duties of the occupation in which an Employee was employed when such disability commenced.

            1.5.5 Employee. Any salaried officer or common law employee of the Corporation or any Subsidiary, or both, including any salaried officer or employee who is a member of the Board of Directors of the Corporation.

            1.5.6 Employment. The rendering of services by an Employee for the Corporation, or for any Subsidiary, or both. Whether military, government or public service shall constitute termination of employment for purposes of this Plan or any Option granted hereunder shall be determined in each case by the Committee in its sole discretion.

            1.5.7 Fair Market Value. The closing price of the Common Stock reported on the New York Stock Exchange on the date as of which such value is being determined or, if no price is reported on such day, then on the next preceding day on which such price was reported, or, if at any time the Common Stock shall not be reported on the New York Stock Exchange, the Committee shall determine the fair market value on the basis of available prices for such Common Stock or in such manner as may be authorized by applicable regulations under the PRC and the IRC.

            1.5.8 Incentive Stock Option. An option to purchase Common Stock granted by the Corporation to an Employee under the Plan which satisfies the requirements of Section 422 of the IRC.

            1.5.9  IRC. The Internal Revenue Code of 1986, as amended.

            1.5.10 Qualified Stock Option. An option to purchase Common Stock granted by the Corporation to an Employee under the Plan which satisfies the requirements of Section 1046 of the PRC.

            1.5.11 No statutory Stock Option. An option to purchase Common Stock granted by the Corporation to an Employee under the Plan which does not satisfy the requirements of Section 1046 of the PRC or Section 422 of the IRC.

            1.5.12 Option. A Qualified Stock Option, an Incentive Stock Option
                   or a No statutory Stock Option.

            1.5.13 Option Expiration Date. The date on which an Option becomes non-exercisable by reason of the lapse of time or when a No statutory Stock Option otherwise becomes non-exercisable.

            1.5.14 PRC. The Puerto Rico Internal Revenue Code of 1994, as
                   amended.

            1.5.15 Subsidiary. Any corporation in an unbroken chain of corporations beginning with the Corporation if, at the time an Option is granted, each of the corporations other than the Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock of one of the other corporations in such chain.

            1.5.16 The use of the singular shall also include within its meaning the plural or vice versa.

SECTION 2. Stock Options

      2.1 Grant and Exercise of Options.

            2.1.1 Grant. The Committee on behalf of the Corporation may grant Options to purchase Common Stock to Employees selected by it in its discretion. The Committee may not grant options to purchase Common Stock under the Plan after March 16, 2015.

            2.1.2 Option Contracts. Options shall be evidenced by agreements ("Option Contracts") in such form as the Committee shall approve containing such terms and conditions, including the period of their exercise, whether in installments or otherwise, as shall be contained therein, which need not be the same for all Options.

            2.1.3 Option Price. The purchase price per share of Common Stock under each Option shall be not less than 100 percent of the Fair Market Value per share of such Common Stock on the date the Option is granted, as determined by the Committee. The purchase price may be subject to adjustment in accordance with the provisions of Section 3.2 hereof.

            2.1.4 Term of Option. The term during which each Option granted under the Plan may be exercised shall not exceed a period of ten years from the date of its grant.

            2.1.5 Exercise of Options. Each Option granted to an Employee shall become exercisable as, and subject to the conditions, provided in the Option Contract. Any part of an Option that has become exercisable shall remain exercisable until it has been exercised in full or it terminates or expires pursuant to the terms of the Plan or the applicable Option Contract.

            2.1.6 Options Nontransferable. Options granted under the Plan shall by their terms be nontransferable by the Employee otherwise than by will or the laws of descent and distribution, and, during the lifetime of the Employee, shall be exercisable only by the Employee. No transfer of an Option by an Employee by will or by the laws of descent and distribution shall be effective to bind the Corporation unless the Corporation shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Committee may determine necessary to establish the validity of the transfer.

            2.1.7 Payment. Each Option shall be exercised by delivery of a written notice to the Corporation stating the number of whole shares of Common Stock as to which the Option is being exercised and accompanied by payment therefor. No shares shall be issued on the exercise of an Option unless paid for in full at the time of purchase. Payment for shares purchased upon the exercise of an Option shall be made in cash or, with the approval of the Committee, in Common Stock valued at the then Fair Market Value thereof as determined by the Committee, or by a combination of cash and Common Stock. Neither the Corporation nor any Subsidiary may directly or indirectly lend money to any individual for the purpose of assisting such individual to acquire or to carry shares issued upon the exercise of Options granted under the Plan. No Employee shall have any rights as a shareholder with respect to any share of Common Stock covered by an Option unless and until such individual shall have become the holder of record of such share, and except as otherwise permitted by
                   Section 3.2 hereof, no adjustment shall be made for
                  dividends (ordinary or extraordinary, whether in cash, securities or other property or distributions or other rights) in respect of such share for which the record date is prior to the date on which such individual shall have become the holder of record thereof.

            2.1.8 Investment Purpose. At the time of any exercise of any Option, the Corporation may, if it shall deem it necessary or desirable for any reason, require the holder of the Option to represent in writing to the Corporation that it is the intention of such holder to acquire the shares of Common Stock being acquired for investment only and not with a view to the distribution thereof. In such event no shares of Common Stock shall be issued to such holder unless and until the Corporation is satisfied with the correctness of such representation.

      2.2 Qualified Stock Options and Incentive Stock Options.

            In addition to meeting the requirements of Section 2.1, each Qualified Stock Option shall be subject to the requirements of (a) and each Incentive Stock Option shall be subject to the requirements of (a),
      (b) and (c) of this Section 2.2.

            2.2.1 Annual Limitation of Options Which May Be Considered Qualified Stock Options and/or Incentive Stock Options. Anything else in the Plan notwithstanding, if and to the extent that the provisions of Section 1046 of the PRC and/or
                   Section 422 of the IRC shall so require, the aggregate Fair Market Value (determined as of the time the Option is granted) of the shares with respect to which Qualified Stock Options and/or Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under the Plan and any other plans of the Corporation and its Subsidiaries) shall not exceed $100,000.

            2.2.2 Incentive Stock Options Granted to Ten Percent Shareholders. Notwithstanding anything to the contrary contained in this Plan, an Incentive Stock Option may not be granted to an Employee who owns, directly or indirectly, stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Corporation or any Subsidiary unless, at the time such Incentive Stock Option is granted, the exercise price of such Incentive Stock Option is at least 110 percent of the Fair Market Value of the Common Stock subject to the Incentive Stock Option, and such Incentive Stock Option, by its terms, is not exercisable after the expiration of five (5) years from the date of grant of such Incentive Stock Option.

            2.2.3 Notice. An Employee shall give prompt notice to the Corporation of any disposition of shares acquired upon exercise of an Incentive Stock Option if such disposition occurs within either two years after grant or one year after the receipt of such shares by the Employee.

      2.3 Voluntary Surrender and Cancellation of No statutory Stock Options.

            The Committee may grant to one or more holders of No statutory Stock Options, in exchange for the voluntary surrender and cancellation of such No statutory Stock Options, new Options having different Option prices than the No statutory Stock Option prices provided in the No statutory Stock Options so surrendered and cancelled and containing such other terms and conditions as the Committee may deem appropriate.

SECTION 3. Provisions Relating to Plan Participation

      3.1 Termination of Employment and Death.

            3.1.1 Termination of Options Following Termination of Employment, Discharge or Retirement. Unless earlier terminated in accordance with its terms, an Option shall terminate upon the occurrence of any of the following:

                   3.1.1.1 voluntary termination of Employment by the Employee, with or without the consent of the Corporation, or

                   3.1.1.2 termination of Employment by the Corporation or any of its Subsidiaries, with or without cause, or

                   3.1.1.3 termination of Employment because of Disability,
                           retirement pursuant to the Corporation's retirement plans or because the employing subsidiary ceased to be a Subsidiary of the Corporation and the Employee does not, prior thereto or contemporaneously therewith, become an Employee of the Corporation or of another Subsidiary;

provided, that with regard to terminations of Employment pursuant to clause
(iii), the termination of the Option may be extended for a period determined by the Committee if prior to such termination the Committee in its discretion shall determine that the Option should continue for such additional period or as otherwise provided in the Option Contract.

            3.1.2 Options Exercisable within One Year After Death. If the holder of an Option shall die during the term of an Option, the holder or the legal representatives shall be entitled to exercise the Option in whole or in part, to the extent then unexercised, at any time within one year following the death of the Employee, but in no event after the Option Expiration Date, and only to the extent that the Employee was entitled to exercise the Option on the date of his death.

      3.2 Adjustments Upon Changes in Capitalization; Change of Control; Dissolution.

            3.2.1 Subject to any required action by the shareholders of the Corporation, each of (i) the number of shares of Common Stock covered by each outstanding Option, (ii) the number of shares Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, (iii) the price per share of Common Stock covered by each such outstanding Option, and (iv) the maximum number of shares with respect to which Options may be granted to any Employee, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Corporation; provided, however, that (a) each such adjustment with respect to an Incentive Stock Option or Qualified Stock Option shall comply with the rules of Section 424(a) of the IRC (or any successor provision) and an applicable provision of the PRC and (b) in no event shall any adjustment be made which would render any Qualified Stock Option granted hereunder other than a "qualified option" under Section 1046 of the PRC or any Incentive Stock Options other than an "incentive stock option" as defined in Section 422 of the IRC; and provided further, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of


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

                  stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

            3.2.2 If: (1) Any person (as defined for purposes of Section 13(d) and 14(d) of the Exchange Act, but excluding Administracion de Bancos Latinoamericanos Santander, S.L., any direct or indirect subsidiary of Banco Santander Central Hispano, S.A., the Corporation and any of its wholly-owned subsidiaries) acquires direct or indirect ownership of 50% or more of the combined voting power of the then outstanding securities of the Corporation as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise; or (2) the shareholders of the Corporation approve
                   (A) any consolidation or merger of the Corporation in which the Corporation is not the surviving corporation (other than a merger of the Corporation in which the holders of Common Stock immediately prior to the merger have the same or substantially the same proportionate ownership of the surviving corporation immediately after the merger), or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation to an entity which is not a wholly-owned subsidiary of the Corporation, then the exercising of each Option outstanding under the Plan shall be automatically accelerated so that each Option shall, immediately prior to the specified effective date of any of the foregoing transactions, become fully exercisable with respect to the total number of shares subject to such Option and may be exercisable for all or any portion of such Shares. Upon the consummation of any of such transactions, all outstanding Options under the Plan shall, to the extent not previously exercised, terminate and cease to be outstanding.

            3.2.3 In the event of the proposed dissolution or liquidation of the Corporation, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee.

SECTION 4. Administration

      4.1 Independent Committee to Administer the Plan.

            4.1.1 Composition and Functions of Committee. A Committee consisting of at least two Non-Employee Directors (as such term is defined in Rule 16b-3 of the Securities and Exchange Commission) shall be appointed by the Board of Directors and will have, subject to the express provisions of the Plan, general authority to administer the Plan, to grant Options thereunder, subject to the ratification of the Board of Directors if such limitation is imposed by the Board of Directors, and to perform such other functions as may be assigned to it by the Board of Directors in connection with the Plan, including, among other things, determining the form of Option Contracts to be issued under the Plan and the terms and conditions to be included in such Option Contracts and adopting from time to time such rules and regulations as it may deem appropriate for the proper administration of the Plan. The Committee may also make such determinations under, and such interpretations of, and take such steps in connection with, the Plan, the rules and regulations or Options granted thereunder as it may deem necessary or advisable. The Committee may, in its discretion or in accordance with a direction from the Board of Directors, waive any provisions of any Option Contract, provided such waiver is not inconsistent with the terms of the Plan as then in effect.

            4.1.2 Authorization of Actions Taken by the Committee and Board of Directors. Vacancies in the Committee shall be filled by the Board of Directors. The Committee may act by a majority of its members either at a meeting or in writing without a meeting. All questions arising under the Plan or under the rules and regulations or under the Option Contracts, whether such questions involve interpretation thereof or otherwise, shall be determined by the Committee and its determination, unless disapproved by the Board of Directors, shall be conclusive and binding in all cases. To the extent that any such action would not adversely affect the status of Qualified Stock Options and Incentive Stock Options under the PRC and IRC, respectively, all matters provided in the Plan, in the Option Contracts, or in such rules and regulations to be determined or performed by the Committee may be determined or performed by the entire Board of Directors. No member of the Board of Directors or of the Committee shall be liable for any action taken or any determination made in good faith with respect to the Plan or any Option Contract.

            4.1.3 Findings of the Board of Directors and Committee are Conclusive. Each determination, interpretation, or other action made or taken pursuant to the provisions of this Plan by the Board of Directors or the Committee shall be final and shall be binding and conclusive for all purposes and upon all persons, including, without limitation thereto, the Corporation, the shareholders, the Committee and each of the members thereof, and the Employee of the Corporation, and their respective successors in interest.

      4.2 Amendment and Discontinuance of the Plan.

            The Board of Directors may at any time amend, modify, suspend or terminate the Plan, without shareholder approval, except to the extent required by the PRC or the IRC to permit the granting of Qualified Stock Options or Incentive Stock Options, or by the rules of any securities exchange or automated quotation system on which the shares of Common Stock of the Corporation trade at such time, provided, that no change shall be made which will have a material adverse effect upon any Option previously granted unless the consent of the affected Employee is obtained.

      4.3 Compliance with Law and Other Conditions.

            (a) Options. Any exercise by an Employee of an Option shall be made only in compliance with any applicable rule or regulation of the Securities and Exchange Commission exempting such exercise from the operation of Section 16(b) of the Securities Exchange Act of 1934 and any other applicable law, rule, regulation or other provision that may hereafter relate to the exercise of Options under the Federal securities laws.

            (b) Generally. No shares of Common Stock shall be issued pursuant to the exercise of any Option granted under the Plan prior to the compliance by the Corporation to the satisfaction of its counsel with any applicable laws and with any applicable regulations of any securities exchange on which such shares are listed.

      4.4 Withholding Taxes.

            Whenever shares of Common Stock are to be issued pursuant to the Plan, the Corporation shall have the right to require that there be remitted to the Corporation an amount sufficient to satisfy all applicable federal, state, Commonwealth and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. The Corporation reserves the right to satisfy the applicable federal, state, Commonwealth and local withholding tax requirements through the retention of shares of Common Stock otherwise transferable upon exercise of an Option. Such withheld amounts shall meet the Federal securities laws requirements set forth in Section 4.3, Subsection (a), hereof. Whenever payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy federal, state, Commonwealth and local withholding tax requirements and authorized deductions.

      4.5 Use of Proceeds and Funding.

            (a) Use of Proceeds. The proceeds from the sale of Common Stock pursuant to Options granted under the Plan shall constitute general funds of the Corporation and may be used for its corporate purposes as the Corporation may determine.

            (b) Funding. No provision of the Plan shall require or permit the Corporation, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Corporation maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Employees shall have no rights under the Plan other than as unsecured general creditors of the Corporation, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law. This Subsection shall not prevent the Corporation from purchasing its Common Stock for the purpose of meeting its requirements to issue Common Stock pursuant to the Plan.

      4.6 Other.

            To the extent applicable, this Plan is intended to permit the issuance of Qualified Stock Options in accordance with the provisions of
      Section 1046 of the PRC and Incentive Stock Options in accordance with
      Section 422 of the IRC. This Plan may be modified or amended at any time, both prospectively and retroactively, and in such manner as to affect Qualified Stock Options or Incentive Stock Options previously granted, if such amendment or modification is necessary for this Plan and the Qualified Stock Options or Incentive Stock Options granted hereunder to qualify under said provisions of the PRC and the IRC.

                                                          Please Mark Here   |_|
                                                          for Address
                                                          Change or Comments
                                                          SEE REVERSE SIDE

1.    To elect three (3) directors for a three-year term, ending on April 2008-

      Nominees: 01 Jose R. Gonzalez 02 Roberto H. Valentin, 03 Carlos M. Garcia

                                                   VOTE GRANTED, except
        VOTE GRANTED        VOTE WITHHELD           for the following
      FOR all nominees    FOR all nominees             nominee(s)

            |_|                  |_|                         |_|

(insert in the space provided below the names of those nominees for whom you do not wish to vote)

________________________________________________________________________________

                                                           FOR  AGAINST  ABSTAIN
2.    To approve the corporation's 2005 Employee Stock     |_|    |_|      |_|
      Option Plan:

                                                           FOR  AGAINST  ABSTAIN
3.    To ratify the appointment of Deloitte & Touche       |_|    |_|      |_|
      LLP as the Company's independent accountants for fiscal year 2005;

4. AT THEIR DISCRETION, the proxies are authorized to vote upon such other business as may properly come before the Meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3. Please refer to instructions below.

                                    Choose MLink(SM) for fast, easy and secure
                                    24/7 online access to your future proxy
                                    materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect(R) at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

                                    PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                                    PROMPTLY USING THE ENCLOSED ENVELOPE. NO
                                    POSTAGE IS REQUIRED IF MAILED IN UNITED
                                    STATES, PUERTO RICO OR U.S. VIRGIN ISLANDS.

Signature______________________Signature______________________Date______________
Please sign exactly as your name appears hereon. When shares are held by joint tenants or by tenants in common, each holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, the president or other authorized officer should sign under the full corporate name and the position of such authorized officer should appear below the signature. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                               SANTANDER BANCORP

          This proxy is solicited on behalf of the Board of Directors.

      The undersigned hereby appoints Mr. Vincente Gregorio and Ms. Maria Calero as Proxies, each with the power to appoint his/her substitute, and authorizes them to represent and to vote as designated on the reverse side all the shares of common stock of Santander BanCorp held on record by the undersigned on March 18, 2005, at the Annual Meeting of Shareholders to be held at the Bankers Club of Puerto Rico, Room A, 208 Munoz Rivera Avenue, Hato Rey, Puerto Rico, on April 28, 2005, at 10:00 a.m. or at any adjournments thereof, as follows:

                           (Continued on reverse side)

________________________________________________________________________________
    Address Change/Comments (Mark the corresponding box on the reverse side)
________________________________________________________________________________



________________________________________________________________________________


--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                                 ANNUAL MEETING
                                       OF
                                SANTANDER BANCORP

                            -------------------------

                            Thursday, April 28, 2005
                                   10:00 a.m.
                             San Juan, Puerto Rico

                        SBP Annual Share Holders Meeting
                               [MAP OMITTED]

                 PARKING FEES WILL BE PAID BY SANTANDER BANCORP.